As Filed Electronically with the Securities and Exchange Commission on August 1, 2005

Securities Act File No. 333-125562

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

SCUDDER CASH INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Cathy G. O’Kelly, Esq. David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Cash Reserves Fund

Scudder Portfolios

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Cash Reserves Fund into Scudder Cash Investment Trust. The funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower effective management fee than Scudder Cash Reserves Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for

Q&A continued

greater economies of scale. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratios currently paid by Scudder Cash Reserves Fund for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder Cash Reserves Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss whether you redeem or exchange your shares before or after the merger. Nevertheless, you may wish to consult a tax advisor for more information on your own tax situation.

Q Upon merger, will I own the same number of shares?

A Yes. The number of shares you own is unlikely to change as a result of the merger because each fund seeks to maintain a share price of $1.00 per share. In any event, the aggregate value of your shares will not change as a result of the merger.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about September 19, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the Prospectus/Proxy Statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-866-863-3900.

SCUDDER CASH RESERVES FUND

A Message from the Fund’s Chief Executive Officer

August 2, 2005

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Cash Reserves Fund (“Cash Reserves Fund”). While you are, of course, welcome to join us at Cash Reserves Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Cash Reserves Fund into Scudder Cash Investment Trust (“Cash Investment Trust”). In this merger, your shares of Cash Reserves Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Cash Investment Trust with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors, and will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of Cash Reserves Fund considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family offers a uniform class structure and distribution platform for the combined fund;

•	Cash Reserves Fund shareholders will have the opportunity to invest in a significantly larger fund with a similar investment objective;

•	Shareholders will have the potential for economies of scale;

•	The combined fund is expected to have lower total fund operating expense ratios than Cash Reserves Fund;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for federal income tax purposes for the shareholders.

The investment objective of Cash Investment Trust is similar to that of Cash Reserves Fund. The objective of the Cash Reserves Fund is to seek maximum current income to the extent consistent with stability of capital. The objective of the Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. Both funds may invest in high quality, short-term U.S. dollar denominated money market instruments paying a fixed, variable, or floating interest rate. These include: debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. government securities that are issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government, repurchase agreements, and asset-backed securities.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Cash Investment Trust, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Cash Reserves Fund’s proxy solicitor, at 1-866-863-3900, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Cash Reserves Fund

SCUDDER CASH RESERVES FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Cash Reserves Fund:

A Special Meeting of Shareholders of Scudder Cash Reserves Fund (“Cash Reserves Fund”) will be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Cash Reserves Fund to Scudder Cash Investment Trust (“Cash Investment Trust”), in exchange for shares of Cash Investment Trust and the assumption by Cash Investment Trust of all liabilities of Cash Reserves Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Cash Reserves Fund in complete liquidation of Cash Reserves Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Cash Reserves Fund at the close of business on June 21, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

August 2, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER CASH RESERVES FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 20.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Scudder Cash Reserves Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-863-3900) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

August 1, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Cash Reserves Fund a series of Scudder Portfolios	Scudder Cash Investment Trust

222 South Riverside Plaza Chicago, IL 60606 (312) 537-7000	Two International Place Boston, MA 02110 (617) 295-1000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Cash Reserves Fund (“Cash Reserves Fund”), a series of Scudder Portfolios, into Scudder Cash Investment Trust (“Cash Investment Trust”). Cash Investment Trust and Cash Reserves Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Cash Reserves Fund will receive a number of full and fractional shares of the corresponding class of Cash Investment Trust equal in value as of the Valuation Time (as defined below on page 21) to the total value of such shareholder’s Cash Reserves Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about August 2, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Cash Investment Trust, a diversified open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Cash Investment Trust, dated July 5, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Cash Reserves Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iii)	the statement of additional information of Cash Reserves Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the statement of additional information relating to the proposed merger, dated August 1, 2005 (the “Merger SAI”); and

1

(v)	the financial statements and related independent registered public accounting firm’s report included in Cash Reserves Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2004 and the unaudited Semiannual Report to Shareholders for the period ended March 31, 2005.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Cash Reserves Fund, shares of Cash Investment Trust are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Cash Reserves Fund’s proxy solicitor, at 1-866-863-3900, or contact your financial advisor.

Cash Investment Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

2

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Cash Reserves Fund are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Cash Reserves Fund into Cash Investment Trust. If approved by shareholders, all of the assets of Cash Reserves Fund will be transferred to Cash Investment Trust solely in exchange for (a) the issuance and delivery to Cash Reserves Fund of Class A, Class B and Class C shares of Cash Investment Trust (“Merger Shares”) with a value equal to the value of Cash Reserves Fund’s assets net of liabilities (measured at amortized cost), and (b) the assumption by Cash Investment Trust of all liabilities of Cash Reserves Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Cash Reserves Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program is also designed to expand product offerings across more share classes and adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my shares of Cash Reserves Fund as a result of the merger?

Your shares of Cash Reserves Fund will, in effect, be exchanged for shares of the same share class of Cash Investment Trust with a net asset value of $1.00 per share.

3.	Why have the Trustees of Cash Reserves Fund recommended that I approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Cash Reserves Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

3

•	The merger offers Cash Reserves Fund shareholders the opportunity to invest in a significantly larger fund with a similar investment objective.

•	Deutsche Investment Management Americas Inc. (“DeIM”), Cash Reserves Fund’s investment advisor, has advised the Trustees that Cash Reserves Fund and Cash Investment Trust have similar investment objectives.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger also may result in greater cost efficiencies and the potential for economies of scale for the combined fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than Cash Reserves Fund.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Trustees of Cash Reserves Fund have concluded that: (1) the merger is in the best interests of Cash Reserves Fund, and (2) the interests of the existing shareholders of Cash Reserves Fund will not be diluted as a result of the merger. Accordingly, the Trustees of Cash Reserves Fund recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objective of Cash Investment Trust is similar to that of Cash Reserves Fund. The objective of the Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The objective of the Cash Reserves Fund is to seek maximum current income to the extent consistent with stability of capital. Both Funds may invest in high quality, short-term U.S. dollar denominated money market instruments paying a fixed, variable, or floating interest rate. These include: debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, U.S. government securities that are issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government, repurchase agreements, and asset-backed securities. Both Funds have elected to be classified as a diversified open-end management investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Each Fund may concentrate its investments by investing more than 25% of its net assets in government securities and instruments issued by domestic banks. Each Fund may change its investment goal without seeking shareholder approval. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

4

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of November 30, 2004, and of Cash Investment Trust on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund Investments)

Portfolio Composition	Cash Reserves Fund	Cash Investment Trust	Cash Investment Trust— Pro Forma Combined(1)
Commercial Paper	46%	51%	50%
Floating Rate Notes	19%	16%	17%
Certificates of Deposit and Bank Notes	12%	9%	10%
U.S. Government Sponsored Agencies	8%	8%	8%
Repurchase Agreements	8%	7%	7%
Asset-Backed	—	4%	3%
Promissory Notes	2%	4%	3%
Funding Agreements	2%	1%	1%
Short-Term Notes	3%	—	1%

	100%	100%	100%

(1)	Reflects the blended characteristics of Cash Reserves Fund and Cash Investment Trust as of November 30, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each Fund’s Statement of Additional Information includes a description of the applicable Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

5

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended November 30, 2004, and the pro forma estimated expense ratios of Cash Investment Trust assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Cash Reserves Fund	None	(1)	None	None
Cash Investment Trust	None	(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Cash Reserves Fund	None	(2)	4.00%	1.00%
Cash Investment Trust	None	(2)	4.00%	1.00%
Redemption Fee (as a percentage of total redemption proceeds)
Cash Reserves Fund	None		None	None
Cash Investment Trust	None		None	None

(1)	The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the Fund into Class A shares of other Scudder funds.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months following purchase and 0.50% if redeemed during the next 6 months following purchase. The contingent deferred sales charge would not apply to shares of the Fund acquired directly but only to shares acquired on exchange from another Scudder fund purchased under the Large Order NAV Purchase Privilege. Please see the applicable fund’s prospectus for more details.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Cash Investment Trust (Post-Merger) reflects reductions that will be effective upon the consummation of the merger. As of November 30, 2004, Cash Investment Trust and Cash Reserves Fund had net assets of $766.7 million and $274.5 million, respectively.

Cash Reserves Fund		Cash Investment Trust (Pre-Merger)		Cash Investment Trust (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$250 million	0.400%	$0-$250 million	0.500%	$0-$250 million	0.400%
$250 million- $1 billion	0.380%	$250 million- $500 million	0.450%	$250 million- $1 billion	0.380%
$1 billion-$2.5 billion	0.350%	$500 million-$1 billion	0.400%	$1 billion-$2.5 billion	0.350%
$2.5 billion-$5 billion	0.320%	$1 billion-$1.5 billion	0.350%	$2.5 billion-$5 billion	0.320%
$5 billion-$7.5 billion	0.300%	$1.5 billion-$2 billion	0.335%	$5 billion-$7.5 billion	0.300%
$7.5 billion-$10 billion	0.280%	Over $2 billion	0.320%	$7.5 billion-$10 billion	0.280%
$10 billion-$12.5 billion	0.260%			$10 billion-$12.5 billion	0.260%
Over $12.5 billion	0.250%			Over $12.5 billion	0.250%

6

As shown below, the merger is expected to result in a lower effective management fee ratio and lower total expense ratios for shareholders of Cash Reserves Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Cash Reserves Fund
Class A	0.40%		0.25%	0.57%		1.22%	—		1.22%
Class B	0.40%		1.00%	0.72%		2.12%	—		2.12%
Class C	0.40%		1.00%	0.63%		2.03%	—		2.03%
Cash Investment Trust
Class A	0.46%		0.25%	0.49	%(1)	1.20%	—		1.20%
Class B	0.46%		1.00%	0.65	%(1)	2.11%	—		2.11%
Class C	0.46%		1.00%	0.55	%(1)	2.01%	—		2.01%
Cash Investment Trust (Pro forma combined)
Class A	0.38	%(3)	0.25%	0.49	%(4)	1.12%	0.16	%(2)	0.96%
Class B	0.38	%(3)	1.00%	0.65	%(4)	2.03%	0.36	%(2)	1.67%
Class C	0.38	%(3)	1.00%	0.55	%(4)	1.93%	0.33	%(2)	1.60%

(1)	Class A, Class B and Class C of Cash Investment Trust have not commenced operations as of the date of this Prospectus/Proxy Statement. Therefore, the other expenses listed in the table for those classes of Cash Investment Trust are based on estimates for the current fiscal year.
(2)	Through September 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.96%, 1.67% and 1.60% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.
(3)	Restated to reflect the management fee schedule for Cash Investment Trust that will be effective upon consummation of the merger.
(4)	Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. Estimated since no Class A, B or C shares were issued as of Cash Investment Trust’s fiscal year end.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

7

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Cash Reserves Fund
Class A	$124	$387	$670	$1,477
Class B(1)	$615	$964	$1,339	$2,011
Class B(2)	$215	$664	$1,139	$2,011
Class C(1)	$306	$637	$1,093	$2,358
Class C(2)	$206	$637	$1,093	$2,358
Cash Investment Trust
Class A	$122	$381	$660	$1,455
Class B(1)	$614	$961	$1,334	$1,995
Class B(2)	$214	$661	$1,134	$1,995
Class C(1)	$304	$631	$1,083	$2,338
Class C(2)	$204	$631	$1,083	$2,338
Cash Investment Trust (Pro forma combined)
Class A(3)	$98	$306	$568	$1,318
Class B(1)(3)	$570	$826	$1,188	$1,812
Class B(2)(3)	$170	$526	$988	$1,812
Class C(1)(3)	$263	$505	$945	$2,168
Class C(2)(3)	$163	$505	$945	$2,168

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in this “1 Year” period and three years of capped expenses in each of the “3 Years”, “5 Years” and “10 Years” periods.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Cash Reserves Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

Both Cash Investment Trust and Cash Reserves Fund declare dividends daily and pay dividends monthly to shareholders. Cash Reserves Fund may take into account capital gains and losses in its daily dividend declarations. Cash Investment Trust may

8

take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. Otherwise, the merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Cash Reserves Fund.

10.	Will the number of shares I own change?

No, the number of shares you own is unlikely to change as a result of the merger because each Fund seeks to maintain a share price of $1.00 per share. In any event, the aggregate value of your shares will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Cash Reserves Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of Cash Reserves Fund believe that the proposed merger is in the best interests of Cash Reserves Fund. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Cash Investment Trust and how do they compare with those of Cash Reserves Fund?

Investment Objectives and Strategies.    As noted above, the investment objectives of the Funds are similar. The objective of the Cash Reserves Fund is to seek maximum current income to the extent consistent with stability of capital. The objective of the Cash Investment Trust is to seek to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. While both Cash Reserves Fund’s and Cash Investment Trust’s portfolio managers give priority to earning income and maintaining the value of the Fund’s principal at $1.00 per share, all money market instruments, including U.S. government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

9

Each Fund seeks to achieve its goal of current income by investing (exclusively in the case of Cash Reserves Fund) in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase; each Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	each Fund buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by DeIM; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by DeIM.

The principal investments of both Cash Reserves Fund and Cash Investment Trust include: (1) debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity; (2) U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. government; (3) repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and (4) asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

Both Funds may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. Each Fund may concentrate its investments by investing more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include U.S. banks and certain U.S. branches of foreign banks. Both Cash Reserves Fund and Cash Investment Trust may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team for both Funds screens potential securities and develops a list of those that the applicable Fund may

10

buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust a Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Both Funds have elected to be classified as a diversified open-end investment company or a series thereof. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

It is anticipated that there will be a pre-merger liquidation by Cash Reserves Fund of any investments that are not consistent with the current investment objective, policies and restrictions of Cash Investment Trust.

For a more detailed description of the investment techniques used by Cash Reserves Fund and Cash Investment Trust, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Cash Investment Trust. Certain risks associated with an investment in Cash Investment Trust are summarized below. The risks of an investment in Cash Investment Trust are the same as the risks of an investment in Cash Reserves Fund. More detailed descriptions of the risks associated with an investment in Cash Investment Trust can be found in the current prospectus and statement of additional information for Cash Investment Trust.

The value of your investment in Cash Investment Trust will change with changes in the values of the investments held by Cash Investment Trust. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Cash Investment Trust’s investments as a whole. Cash Investment Trust could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Cash Investment Trust, cause you to lose money or cause the performance of Cash Investment Trust to trail that of other investments.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, Cash Investment Trust limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase. An investment in Cash Reserves Fund is also subject to this risk.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the

11

greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, Cash Investment Trust only buys high quality securities with minimal credit risk. Also, Cash Investment Trust only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. An investment in Cash Reserves Fund is also subject to this risk.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. An investment in Cash Reserves Fund is also subject to this risk.

Security Selection Risk.    While Cash Investment Trust invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds. An investment in Cash Reserves Fund is also subject to this risk.

Repurchase Agreement Risk.    A repurchase agreement exposes Cash Investment Trust to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

Cash Investment Trust seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. Cash Investment Trust also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest. An investment in Cash Reserves Fund is also subject to this risk.

Concentration Risk.    Because Cash Investment Trust may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. An investment in Cash Reserves Fund is also subject to this risk.

Prepayment Risk.    When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, Cash Investment Trust may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce Cash Investment Trust’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. An investment in Cash Reserves Fund is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the

12

performance of Cash Reserves Fund’s Class B shares and Cash Investment Trust’s Class S shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown for Cash Reserves Fund’s Class B shares. The table following the charts compares each Fund’s performance. Because the inception dates for Class A, Class B and Class C shares of Cash Investment Trust were after December 31, 2004, the performance figures shown for Cash Investment Trust are for the Fund’s original share class (Class S). The Class S performance is not adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges, if any, of Class A, Class B or Class C shares. If adjusted, the performance shown would be lower for Class A, Class B and Class C shares. The performance of the Funds varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year	Class S

2005 Total Return as of June 30: 1.03%. For the periods included in the bar chart:

Best Quarter: 1.53%, Q4, 2000                Worst Quarter: 0.07%, Q3, 2003

Cash Reserves Fund

Annual Total Returns (%) as of 12/31 each year	Class B

2005 Total Return as of June 30: 0.27%. For the periods included in the bar chart:

Best Quarter: 1.25%, Q4, 2000                Worst Quarter: 0.01%, Q2, 2004

13

Average Annual Total Returns (for periods ended 12/31/04)

	Past 1 year	Past 5 years	Past 10 years
Cash Investment Trust(1)
Class S	0.73%	2.29%	3.55%
Cash Reserves Fund(2)
Class A	0.35%	2.01%	3.32%
Class B	-2.95%	1.28%	2.55%
Class C	0.05%	1.60%	2.75%

(1)	Total returns for Cash Investment Trust from 1998 through 2001 and 2004 would have been lower if operating expenses hadn’t been reduced.
(2)	Total returns for Cash Reserves Fund for 2002, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Unlike the bar chart, the performance information for Cash Reserves Fund in the table reflects the impact of maximum sales charges. As noted previously, Class S shares of Cash Investment Trust do not have any sales charges.

Recent and any future declines in interest rate levels could cause the Funds’ earnings to fall below the Funds’ expense ratios, resulting in a negative yield. With respect to Cash Reserves Fund, the advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice.

As of June 30, 2005, Cash Reserves Fund’s 7-day yield was 1.94% for Class A shares, 0.92% for Class B shares and 1.04% for Class C shares and Cash Investment Trust’s 7-day yield was 2.53% for Class S shares. (As noted above, the inception date for Class A, Class B and Class C shares of Cash Investment Trust is after June 30, 2005 and hence, Cash Investment Trust’s 7-day yield as of June 30, 2005 for Class A, Class B and Class C shares would be lower if adjusted to reflect each class’ higher gross total annual operating expenses.) The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in that fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of such fund over a given period.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment

14

decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals, led by Darlene Rasel, are responsible for the day-to-day management of both the Cash Investment Trust and Cash Reserves Fund. These investment professionals have a broad range of experience in managing money market funds.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of both Funds and acts as agent of each Fund in the continuous offer of such shares.

Cash Investment Trust has adopted distribution and/or service plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the distribution and/or service plans adopted by Cash Reserves Fund. Plans under Rule 12b-1 allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to the Shareholder Services Agreement with Cash Investment Trust, which is substantially identical to the Shareholder Services Agreement with Cash Reserves Fund, SDI receives a service fee of up to 0.25% of average daily net assets per year with respect to the Class A, Class B and Class C shares. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Cash Investment Trust. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares. For its services under the Distribution Agreement with Cash Investment Trust, which is substantially identical to the Distribution Agreement with Cash Reserves Fund, SDI receives a fee from Cash Investment Trust under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares and Class C shares. This fee is accrued daily as an expense of the Class B shares and Class C shares, respectively. SDI also receives any contingent deferred sales charges paid with respect to Class B shares and Class C shares.

Trustees and Officers.    The Trustees of Cash Investment Trust are different from those of Scudder Portfolios (of which Cash Reserves Fund is a series). As more fully described in the statement of additional information for Cash Investment Trust, which is

15

available upon request, the following individuals comprise the Board of Trustees of Cash Investment Trust: Dawn Marie Driscoll, Henry P. Becton, Jr., Keith R. Fox, Jean Gleason Stromberg and Carl W. Vogt. In addition, the officers of Cash Investment Trust are different from those of Cash Reserves Fund.

Independent Registered Public Accounting Firms (“Auditors”).     PricewaterhouseCoopers LLP serves as Auditor for Cash Investment Trust. Ernst & Young LLP serves as Auditor for Cash Reserves Fund.

Charter Documents.    Cash Reserves Fund is a series of Scudder Portfolios, a Massachusetts business trust governed by Massachusetts law. Cash Investment Trust is a Massachusetts business trust governed by Massachusetts law. Cash Reserves Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated September 10, 1991, as amended from time to time. Cash Investment Trust is governed by an Amended and Restated Declaration of Trust dated November 3, 1987. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Cash Reserves Fund and Cash Investment Trust have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of both Funds have noncomulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders, but meetings may be called by the Trustees of each Fund or the respective President of Cash Investment Trust or Scudder Portfolios. For Scudder Portfolios, if the Trustees and the President fail to call a meeting of shareholders for a period of 30 days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares of Cash Reserves Fund entitled to vote at such meeting, such shareholders may call a meeting. The President and Secretary of Cash Investment Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares of Cash Investment Trust entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by its Trustees, and if a Fund were liquidated, each class of shares of such Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance (or, in the case of Cash Reserves Fund, a minimum aggregate number of shares) designated from time to time by the Trustees. The Trustees of both Cash Investment Trust and Scudder Portfolios may merge or consolidate their respective Funds with any other organization, or may sell, lease or exchange all or substantially all of their respective Fund’s property, when authorized by the affirmative vote of the holders of a majority of the applicable Fund’s shares.

16

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Cash Investment Trust and Cash Reserves Fund, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and, provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Cash Investment Trust (or any class thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of Cash Investment Trust or the series or class outstanding and entitled to vote. Cash Reserves Fund may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders entitled to vote more than 50% of the votes of Cash Reserves Fund or the class entitled to vote on the matter. The Declaration of Trust governing Cash Investment Trust may be amended by the vote of the holders of a majority of the shares of Cash Investment Trust outstanding and entitled to vote or, where the Trustees determine that the amendment will not affect the holders of one or more series or classes, a vote of the holders of a majority of the shares of each affected series or class entitled to vote. The Declaration of Trust governing Cash Investment Trust may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, as amended (“Code”), or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Cash Reserves Fund may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of Scudder Portfolios entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares of each affected series or class entitled to vote. The Declarations of Trust governing both Funds may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the applicable Fund or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code and the regulations thereunder for obtaining the most favorable treatment thereunder available to regulated investment companies.

The voting powers of shareholders of each Fund are substantially similar. Both Funds provide expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the applicable trust or any series or class thereof or the shareholders. Any Trustee of Cash Investment Trust may be removed with cause by action of two-thirds of

17

the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. Any Trustee of Scudder Portfolios may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Except as required by the 1940 Act or as described above, the Trustees of Scudder Portfolios and Cash Investment Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose.

Quorum for a shareholder meeting of Cash Investment Trust is the presence in person or by proxy of one-third of holders of the outstanding shares of Cash Investment Trust or each class entitled to be cast at the meeting. Quorum for a shareholder meeting of Cash Reserves Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the votes of Cash Reserves Fund or each class entitled to be cast at the meeting.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Cash Reserves Fund and Cash Investment Trust. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Cash Reserves Fund are being asked to approve a merger between Cash Reserves Fund and Cash Investment Trust pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Cash Reserves Fund to Cash Investment Trust in exchange for the assumption by Cash Investment Trust of all of the liabilities of Cash Reserves Fund and for the issuance and delivery to Cash Reserves Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Cash Investment Trust (valued at amortized cost).

After receipt of the Merger Shares, Cash Reserves Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Cash Reserves Fund, and the legal existence of Cash Reserves Fund will be terminated. Each shareholder of Cash Reserves Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the Valuation Time (as defined on page 21) to, the aggregate value of the shareholder’s Cash Reserves Fund shares.

Prior to the date of the merger, Cash Reserves Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Cash Investment Trust and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of

18

such investments may increase the taxable distribution to shareholders of the Cash Reserves Fund that might not have been incurred absent the merger. DeIM has represented that as of July 26, 2005, Cash Reserves Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Cash Investment Trust.

The Trustees of Cash Reserves Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Cash Reserves Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Cash Reserves Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees of Cash Investment Trust and of Scudder Portfolios may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of Cash Reserves Fund at a meeting held on March 9, 2005. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM in 2004 to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Cash Reserves Fund who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Cash Reserves Fund’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. The Disinterested Trustees reviewed and discussed the merger, both among themselves and with representatives of DeAM. In the course of their review, the Disinterested Trustees requested and received additional information from DeAM.

On March 9, 2005, the Trustees of Cash Reserves Fund, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Cash Reserves Fund’s shareholders.

In determining to recommend that the shareholders of Cash Reserves Fund approve the merger, the Trustees considered, among others, the factors described below:

•

The fees and expense ratios of the Funds, including comparisons between the expense ratios of Cash Reserves Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the

19

combined fund and other mutual funds with similar investment objectives, and in particular noted that the estimated operating expense ratio of each class of the combined fund is lower than that of the corresponding class of Cash Reserves Fund currently;

•	That DeAM agreed to cap the combined fund’s operating expense ratios for approximately a three-year period at levels below Cash Reserves Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	The compatibility of Cash Reserves Fund’s and Cash Investment Trust’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of Cash Reserves Fund to pursue similar investment goals in a larger fund;

•	That service features available to shareholders of Cash Reserves Fund and Cash Investment Trust were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined fund to attract additional assets and possibly enjoy any related economies of scale;

•	The tax consequences of the merger on Cash Reserves Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of Cash Reserves Fund and Cash Investment Trust; in particular, the Trustees noted that the performance for Cash Investment Trust was higher than that of Cash Reserves Fund for the one-, three-, five- and ten-year periods;

•	That DeIM has agreed to indemnify Cash Investment Trust against certain liabilities Cash Investment Trust may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Cash Investment Trust (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote; and

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Disinterested Trustees of Cash Reserves Fund against certain liabilities that such Disinterested Trustees may incur by reason of having served as a Trustee of Cash Reserves Fund.

Based on all of the foregoing, the Trustees concluded that Cash Reserves Fund’s participation in the merger would be in the best interests of Cash Reserves Fund and would not dilute the interests of Cash Reserves Fund’s existing shareholders. The Trustees of Cash Reserves Fund, including the Disinterested Trustees, recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Cash Investment Trust will acquire all of the assets of Cash Reserves Fund solely in

20

exchange for the assumption by Cash Investment Trust of all liabilities of Cash Reserves Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities (measured at amortized cost). The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on September 16, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Cash Reserves Fund will transfer all of its assets to Cash Investment Trust, and in exchange, Cash Investment Trust will assume all liabilities of Cash Reserves Fund and deliver to Cash Reserves Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Cash Reserves Fund attributable to shares of the corresponding class of Cash Reserves Fund, less the value of the liabilities of Cash Reserves Fund assumed by Cash Investment Trust attributable to shares of such class of Cash Reserves Fund. Immediately following the transfer of assets on the Exchange Date, Cash Reserves Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Cash Reserves Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Cash Reserves Fund. As a result of the proposed merger, each shareholder of Cash Reserves Fund will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of the Cash Reserves Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Cash Investment Trust in the name of such Cash Reserves Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Cash Reserves Fund and the Trustees of Cash Investment Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Cash Investment Trust and Cash Reserves Fund, (ii) by either party if the merger shall not be consummated by November 18, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Cash Reserves Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Cash Reserves Fund are added to the portfolio of Cash Investment Trust, the resulting portfolio will meet the investment objective, policies and restrictions of Cash Investment Trust.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $453,462. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if

21

any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Cash Reserves Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B and Class C shares of Cash Investment Trust. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Cash Reserves Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Cash Reserves Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Cash Investment Trust prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Cash Investment Trust could, under certain circumstances, be held personally liable for the obligations of Cash Investment Trust. However, Cash Investment Trust’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Cash Investment Trust and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Cash Investment Trust. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Cash Investment Trust.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Cash Investment Trust of all of the assets of Cash Reserves Fund solely in exchange for Merger Shares and the assumption by Cash Investment Trust of all of the liabilities of Cash Reserves Fund, followed by the distribution by Cash Reserves Fund to its shareholders of Merger Shares in complete liquidation of Cash Reserves Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Cash Reserves Fund and Cash Investment Trust will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Cash Reserves Fund will not recognize gain or loss upon the transfer of Cash Reserves Fund’s assets to Cash Investment Trust in exchange for Merger Shares and the assumption of the Cash Reserves Fund liabilities by Cash Investment Trust, and Cash Reserves Fund will not recognize gain or loss upon the distribution to Cash Reserves Fund’s shareholders of the Merger Shares in liquidation of Cash Reserves Fund;

(iii)	under Section 354 of the Code, shareholders of Cash Reserves Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Cash Reserves Fund shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Cash Reserves Fund will be the same as the aggregate basis of Cash Reserves Fund shares exchanged therefor;

22

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Cash Reserves Fund shareholder will include the holding periods of Cash Reserves Fund shares exchanged therefor, provided that the Cash Reserves Fund shareholder held the Cash Reserves Fund shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, Cash Investment Trust will not recognize gain or loss upon the receipt of assets of Cash Reserves Fund in exchange for Merger Shares and the assumption by Cash Investment Trust of all of the liabilities of Cash Reserves Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of Cash Reserves Fund transferred to Cash Investment Trust in the reorganization will be the same in the hands of Cash Investment Trust as the basis of such assets in the hands of Cash Reserves Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Cash Reserves Fund transferred to Cash Investment Trust in the reorganization in the hands of Cash Investment Trust will include the periods during which such assets were held by Cash Reserves Fund.

Cash Reserves Fund’s income dividends are declared daily and paid monthly to shareholders: Cash Reserves Fund may take into account capital gains and losses in its daily dividend declarations. Similarly, Cash Investment Trust’s income dividends are declared daily and paid month to shareholders. Cash Investment Trust may take into account capital gains and losses (other than net long-term capital gains) in their daily dividend declarations. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax, and to make additional distributions as necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Cash Reserves Fund’s shareholders, the Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

23

Capitalization.    The following table shows the audited capitalization of each Fund as of November 30, 2004 and of Cash Investment Trust on a pro forma unaudited combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Cash Reserves Fund	Cash Investment Trust	Pro Forma Adjustments	Cash Investment Trust— Pro Forma Combined
Net Assets
Class A Shares	$140,354,202	$—	$—	$140,354,202
Class B Shares	$86,796,325	$—	$—	$86,796,325
Class C Shares	$47,377,357	$—	$—	$47,377,357
Class AARP Shares	$—	$182,774,976	$—	$182,774,976
Class S Shares	$—	$583,898,874	$—	$583,898,874

Total Net Assets	$274,527,884	$766,673,850	$—	$1,041,201,734

Shares Outstanding
Class A Shares	140,329,300	—	24,902	140,354,202
Class B Shares	86,787,464	—	8,861	86,796,325
Class C Shares	47,364,339	—	13,018	47,377,357
Class AARP Shares	—	183,147,411	—	183,147,411
Class S Shares	—	583,869,367	—	583,869,367
Net Asset Value Per Share
Class A Shares	$1.00	$—	$—	$1.00
Class B Shares	$1.00	$—	$—	$1.00
Class C Shares	$1.00	$—	$—	$1.00
Class AARP Shares	$—	$1.00	$—	$1.00
Class S Shares	$—	$1.00	$—	$1.00

(1)	Assumes the merger had been consummated on November 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of Cash Investment Trust will be received by the shareholders of Cash Reserves Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Cash Investment Trust that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of November 30, 2004 for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Cash Investment Trust will be the surviving Fund following the merger, and because Cash Investment Trust’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Cash Reserves Fund to Cash Investment Trust as contemplated by the Agreement.

The Trustees of Cash Reserves Fund, including the Disinterested Trustees, recommend approval of the merger.

24

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Cash Reserves Fund with and into Cash Investment Trust and the solicitation of proxies by and on behalf of the Trustees of Cash Reserves Fund for use at the Special Meeting of Cash Reserves Fund Shareholders (the “Meeting”). The Meeting is to be held September 2, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about August 2, 2005.

As of June 21, 2005, Cash Reserves Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	130,825,991.304
Class B	73,250,283.967
Class C	49,134,732.506

Only shareholders of record on June 21, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Cash Reserves Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Cash Reserves Fund’s shareholders by the Fund’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Cash Reserves Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Cash Reserves Fund at the close of business on June 21, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Cash Reserves Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Cash Reserves Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining

25

whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of June 21, 2005, the officers and Trustees of Cash Reserves Fund and of Cash Investment Trust, each as a group, beneficially owned less than 1% of the outstanding shares of Cash Reserves Fund and Cash Investment Trust, respectively. To the best of the knowledge of Cash Reserves Fund, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Cash Reserves Fund as of such date.

To the best of the knowledge of Cash Investment Trust, no shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Cash Investment Trust as of June 21, 2005.

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Cash Investment Trust, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $23,062. As the Meeting date approaches, certain shareholders of Cash Reserves Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Cash Reserves Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

26

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-863-3900. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Cash Reserves Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Cash Reserves Fund at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    While the presence of 30% of shareholders in person or by proxy is required for a quorum, any lesser number shall be sufficient for votes to adjourn the Meeting. If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

27

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

28

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Cash Investment Trust (the “Acquiring Trust”), a Massachusetts business trust; Scudder Portfolios (the “Acquired Trust”) and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Cash Reserves Fund (the “Acquired Fund”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Trust and the Acquired Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Trust in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (without par value) of the Acquiring Trust (the “Acquiring Trust Shares”), the assumption by the Acquiring Trust of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Trust Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Trust in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Trust Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Trust all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Trust agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Trust Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, as set forth in section 2.1, by the net asset value of one Acquiring Trust Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members, as applicable to the Acquired Fund. All Acquiring Trust Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Trust (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Trust Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Trust Shares then credited to the account of the Acquired Fund on the books of the Acquiring Trust to open accounts on the share records of the Acquiring Trust in the names of the Acquired Fund Shareholders. The Acquiring Trust shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Trust Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Trust will not issue certificates representing Acquiring Trust Shares.

1.6  Ownership of Acquiring Trust Shares will be shown on the books of the Acquiring Trust. Shares of the Acquiring Trust will be issued in the manner described in the Acquiring Trust’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Trust from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Trust’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B or Class C Acquiring Trust Share shall be $1.00 per share.

2.3  The number of Class A, Class B and Class C Acquiring Trust Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Trust Share of the same class as described in with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be September 19, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Trust, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Trust on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Trust, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Trust for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Trust duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Trust. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  State Street (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Trust shall issue and deliver a confirmation evidencing the Acquiring Trust Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Trust Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Trust or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Trust or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 2004, have been audited by Ernst &

Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Trust) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since September 30, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Trust. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Trust pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Trust has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Trust has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust for use therein.

4.2  The Acquiring Trust represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Trust is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Trust;

(e)  Other than as disclosed on a schedule provided by the Acquiring Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or any properties or assets held by it. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Trust at and for the fiscal year ended May 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Trust as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Trust required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since May 31, 2004, there has not been any material adverse change in the Acquiring Trust’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Trust of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Trust due to declines in market values of securities in the Acquiring Trust’s portfolio, the discharge of Acquiring Trust liabilities, or the redemption of Acquiring Trust Shares by Acquiring Trust shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Trust required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Trust has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Trust (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Trust). The Acquiring Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Trust Shares, nor is there outstanding any security convertible into any of the Acquiring Trust Shares;

(k)  The Acquiring Trust Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Trust Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Trust shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Trust);

(l)  At the Closing Date, the Acquiring Trust will have good and marketable title to the Acquiring Trust’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Trust, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Trust and the Acquired Fund

5.1  The Acquiring Trust and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Trust covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Trust from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Trust’s portfolio, the resulting portfolio will meet the

Acquiring Trust’s investment objective, policies and restrictions, as set forth in the Acquiring Trust’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Trust covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 1, 2005.

5.4  The Acquired Fund covenants that the Acquiring Trust Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Trust and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Trust with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Trust’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Trust covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Trust Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Trust Shares received at the Closing.

5.12  The Acquiring Trust and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquiring Trust, the Acquired Trust or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquired Trust and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Trust agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Trust, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Trust or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Trust which the Acquiring Trust reasonably believes might result in such litigation.

6.2  The Acquiring Trust shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been duly formed and is legally existing as a business trust;

(b)  the Acquiring Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust and constitutes a valid and legally binding obligation of the Acquiring Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Trust Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Trust pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

6.4  The Acquiring Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust on or before the Closing Date.

6.5  The Acquiring Trust shall have adopted a new investment management fee schedule of 0.400% of average daily net assets for the first $250 million in assets, 0.380% of average daily net assets for the next $750 million in assets, 0.350% of average daily net assets for the next $1.5 billion in assets, 0.320% of average daily net assets for the next $2.5 billion in assets, 0.300% of average daily net assets for the next $2.5 billion in assets, 0.280% of average daily net assets for the next $2.5 billion in assets, 0.260% of average daily net assets for the next $2.5 billion in assets and 0.250% of average daily net assets exceeding $12.5 billion, and entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B and Class C shares of the Acquiring Trust to 0.96%, 1.67% and 1.60%, respectively, excluding certain other expenses such as extraordinary expenses, taxes, brokerage and interest, for the period commencing September 19, 2005 and ending October 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Trust

The obligations of the Acquiring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Trust, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Trust a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3  The Acquired Fund shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by the Acquired Fund’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Trust shall reasonably request.

7.4  The Acquiring Trust shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Trust Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C., of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Trust and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Trust, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Trust or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Trust and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Trust of all of the assets of Acquired Fund solely in exchange for Acquiring Trust Shares and the assumption by Acquiring Trust of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Trust Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Trust and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Trust in exchange for Acquiring Trust Shares and the assumption of the Acquired Fund liabilities by Acquiring Trust, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Trust Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Trust Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Trust Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Trust Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Trust will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Trust Shares and the assumption by Acquiring Trust of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Trust in the reorganization will be the same in the hands of Acquiring Trust as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Trust in the reorganization in the hands of

Acquiring Trust will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Trust agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Trust and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligation to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Trust, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Trust and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before November 18, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Trust pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Trust Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Trust, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Trust shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Trust and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER CASH INVESTMENT TRUST

Secretary	By: Its:

Attest:	SCUDDER PORTFOLIOS, on behalf of Scudder Cash Reserves Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at (866) 863-3900.

WAVE V-CR

CRF  15394

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Prospectus/Proxy Statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to Internet site: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

Please detach at perforation before mailing.

PO Box 18011 Hauppauge, NY 11788-8811	SCUDDER CASH RESERVES FUND SCUDDER PORTFOLIOS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 9:00 a.m., Eastern time, on September 2, 2005	PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	CRF_15394
WAVE V-CR

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:

FOR	AGAINST	ABSTAIN

1.      Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Cash Reserves Fund to Scudder Cash Investment Trust, in exchange for shares of Scudder Cash Investment Trust and the assumption by Scudder Cash Investment Trust of all of the liabilities of Scudder Cash Reserves Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Cash Reserves Fund in complete termination and liquidation of Scudder Cash Reserves Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

CRF_15394
WAVE V-CR

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER CASH INVESTMENT TRUST

August 1, 2005

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated August 1, 2005 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder Cash Reserves Fund (“Cash Reserves Fund”) to be held on September 2, 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Cash Investment Trust (“Cash Investment Trust”) is contained in the statement of additional information, dated July 5, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Cash Investment Trust, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Cash Investment Trust contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2004 and the unaudited financial statements for Cash Investment Trust contained in the Semiannual Report to Shareholders for the period ended November 30, 2004 are incorporated herein by reference.

Further information about Cash Reserves Fund is contained in the statement of additional information, dated February 1, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of Cash Reserves Fund and in the audited financial statements and related Independent Registered Public Accounting Firm’s report for Cash Reserves Fund contained in the Annual Report to Shareholders for the fiscal year ended September 30, 2004 and the unaudited financial statements for Cash Reserves Fund contained in the Semiannual Report to Shareholders for the period ended March 31, 2005.

The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of Cash Investment Trust and Cash Reserves Fund as if the merger had been consummated on November 30, 2004, except as otherwise indicated.

The date of this Merger SAI is August 1, 2005.

Appendix A	A-1

Appendix B	B-1

APPENDIX A

SCUDDER CASH INVESTMENT TRUST

(Class A, Class B and Class C Shares)

STATEMENT OF ADDITIONAL INFORMATION

July 5, 2005

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for Scudder Cash Investment Trust (a “Trust”) dated July 5, 2005, as amended from time to time, for Class A, Class B and Class C shares, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders dated May 31, 2004 and Semiannual Report to Shareholders dated November 30, 2004 for Scudder Cash Investment Trust are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into each of the foregoing prospectuses.

i

INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

Scudder Cash Investment Trust has elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund will not:

1.	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except the Fund reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), the Fund does not currently intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2.	lend portfolio securities in an amount greater than 5% of its total assets.

3.	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for the Fund. The Fund offers five classes of shares to provide investors with different purchase options. The five classes are Class A, Class B, Class C, Class S and Class AARP. Each class has its own important features and policies.

SCUDDER CASH INVESTMENT TRUST

The Fund is a no-load, open-end, diversified management investment company. The Fund’s investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. The Fund’s management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund’s objectives of maintaining the stability and liquidity of capital. There is no assurance that the Fund’s investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of the Fund are nonfundamental and may be changed by the Board of Trustees (“Trustees”) without a vote of the outstanding voting securities of the Fund. All of the securities in which the Fund may invest are U.S. dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the U.S. Government. The Fund has reserved the freedom of action to concentrate, up to 25% of its net assets, in instruments issued by domestic banks. In the event that the Fund concentrates its investments, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks.

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and their foreign branches and U.S. regulated subsidiaries of foreign banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

The Fund may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

In addition, the Fund may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) within its two highest rating categories for municipal obligations — Aaa and Aa, or within Moody’s short-term municipal obligations top rating categories of MIG 1 and MIG 2 — or are rated at the time of purchase by Standard & Poor’s Ratings Services (“S&P”) within S&P’s two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. (“Fitch”) within Fitch’s two highest rating categories for municipal obligations — AAA/AA or within Fitch’s highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. The Fund also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody’s, S&P or Fitch. The Fund may also invest in municipal securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are U.S. dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. the Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks, except those issued by their large U.S. regulated subsidiaries. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Investment Techniques of the Fund

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Fund’s prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. The Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund’s net assets. The Fund’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Fund’s Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund Borrowing and Lending Program. The Fund have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, the Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” To ensure diversity of a fund’s investments, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to the management’s appraisal of money market conditions. The Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for the Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Portfolio Turnover. The Fund may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve the Fund’s overall investment return, consistent with its objectives.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Fitch.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. The Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of the Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of the Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Municipal Trust Receipts The Tax Free Series may invest up to 25% of its net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund receives an opinion of legal counsel to the effect that the income from each MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the `IRS’) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, the fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. The Fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

Portfolio Holdings

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeIM subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of DeAM, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors has more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by each Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund (the “Agreement”) was approved by the Trustees on February 4, 2002. Shareholders approved the Agreement on March 28, 2002 and it became effective on April 5, 2002. The Trustees last approved the Agreement on August 10, 2004. The Agreement will continue in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund’s portfolio consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund’s operating budget; processing the payment of the Fund’s bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The investment management fee for the Fund is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The current investment management fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder Cash Investment Trust
$0 - $250 million	0.50%
over $250 million - $500 million	0.45%
over $500 million - $1 billion	0.40%
over $1 billion - $1.5 billion	0.35%
over $1.5 billion - $2 billion	0.335%
over $2 billion	0.32%

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2004	Fiscal 2003	Fiscal 2002
Scudder Cash Investment Trust	$3,920,391	$4,490,033	$5,133,359

Under its investment management agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

AMA InvestmentLink (SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink (SM)

Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink (SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From September 11, 2000 until March 31, 2004, the Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.40% of average daily net assets of the Fund. The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

In accordance with the Fund’s Administrative Agreement, the Administrative Fees charged to Class AARP and Class S for the most recent fiscal years was as follows:

Fund	Year		Class AARP	Class S
Scudder Cash Investment Trust	2002		$1,324,083	$3,542,615
	2003		1,093,871	3,039,709
	2004	*	760,338	2,224,453

*	For the period June 1, 2003 through March 31, 2004 (termination of the Administrative Agreement).

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by the shareholders.

Board Considerations in connection with the Annual Renewal of Investment Agreement

The Fund’s Trustees approved the continuation of the Fund’s current investment management agreement with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2004, the Trustees conducted 40 meetings (spanning 23 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing the Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Principal Underwriter

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement, last approved by the Trustees on August 10, 2004, will continue in effect until September 30, 2005, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. SDI receives no compensation from the Fund as principal underwriter for Class A shares. SDI receives compensation from the Fund as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, B and C shareholders under the Fund’s Services Agreement with SDI (a “Rule 12b-1 Services Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service plans provide compensation to SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently intends to pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares.

For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund’s records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Certain trustees or officers of the Trust are also trustees or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

PORTFOLIO TRANSACTIONS

Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-2624, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for the Fund and the Independent Trustees of the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

The Fund pays SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of the next $850 million of such assets, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. A minimum monthly fee of $2,500 will be applied.

Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Transfer Agent

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. Scudder Service Corporation (“SSC” or the “Transfer Agent”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. SSC also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays SSC an annual fee of $28.75 for each regular account (including Individual Retirement Accounts), $31.75 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, State Street Bank and Trust Company (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Wires. To purchase shares of the Fund and obtain the same day’s dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund’s transfer agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the “Exchange”) (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the “value time”) on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another Scudder Fund, or as part of an asset allocation strategy across like class shares of several Scudder Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more Scudder Funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other Scudder Funds.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of Scudder Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another Scudder Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholder in the form of dividends (including distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”)).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates

(without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

The Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “ reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. The Fund does not expect to make any distributions that qualify as qualified dividend income. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the fund in it’s a taxable year beginning before January 1, 2008. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Cash Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute	42

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42

Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters(4) (1960) President and Chief Executive Officer, 2004-present	Managing Director(3), Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe, Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004) and Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Director(3), Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Lisa Hertz(4) (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch(5) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Bruce A. Rosenblum(5) (1960) Vice President and Assistant Secretary, 2004-present	Director(3), Deutsche Asset Management

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

Philip Gallo((4)) (1962) Chief Compliance Officer, (2004-present)	Managing Director(3), Deutsche Asset Management (2003-present) formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: One South Street, Baltimore, Maryland 21202.

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustees Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, five of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair) and Jean Gleason Stromberg. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Jean Gleason Stromberg and Carl W. Vogt. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair) and Henry P. Becton, Jr. The Valuation Committee held one meeting during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt (Chair). This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Keith R. Fox (Chair). This committee was established on October 12, 2004 and met one time in 2004.

•	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

Name of Trustee	Compensation from Scudder Cash Investment Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (2) (3)
Henry P. Becton, Jr.	$3,242	$0	$159,500
Dawn-Marie Driscoll(1)	$4,156	$0	$208,016
Keith R. Fox	$3,824	$0	$220,620
Jean Gleason Stromberg	$3,118	$0	$153,500
Carl W. Vogt	$3,173	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(2)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee currently serves on the boards of 18 trusts/corporations comprised of 42 funds/portfolios.
(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Cash Investment Trust	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Securities Beneficially Owned

As of June 21, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of June 21, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP Shares are offered.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for the Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The name “Scudder Cash Investment Trust” is the designation of the Fund for the time being under a Declaration of Trust dated December 12, 1975, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of the Fund is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.scudder.com.

These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access — The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor’s personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The net asset values of most Scudder funds can be found daily in the “Mutual Funds” section of The Wall Street Journal under “Scudder Funds,” and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the “Money-Market Funds” section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund’s distributor depending on the provisions of the relevant plan or IRA. None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Shareholder Indemnification

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of the Fund contain an express disclaimer of shareholder liability in connection with the Fund’s property or the acts, obligations or affairs of the Fund. The Declarations of Trust also provide for indemnification out of the Fund’s property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information

The CUSIP number of Scudder Cash Investment Trust, Class A is 811118-306.

The CUSIP number of Scudder Cash Investment Trust, Class B is 811118-405.

The CUSIP number of Scudder Cash Investment Trust, Class C is 811118-504.

On August 10, 1998, the Board of Trustees changed the fiscal year end for the Fund from June 30 to May 31.

The Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statements which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to the Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2004, and the unaudited Semiannual Report to the Shareholders of the Fund dated November 30, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

APPENDIX

The following is a description of the ratings given by Moody’s, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

APPENDIX B

PRO FORMA

FINANCIAL STATEMENTS

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Certificates of Deposit and Bank Notes 9.0%
ABN AMRO Bank NV, 1.17%, 1/3/2005	10,000,000	—	10,000,000	10,000,000	—	10,000,000
Bank of America NA, 1.75%, 12/16/2004	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Barclays Bank PLC, 1.27%, 1/12/2005	5,000,000	—	5,000,000	5,000,000	—	5,000,000
HBOS Treasury Services PLC, 2.06%, 1/26/2005	18,000,000	9,000,000	27,000,000	18,000,000	9,000,000	27,000,000
Societe Generale, 1.185%, 1/4/2005	10,000,000	4,000,000	14,000,000	10,000,000	4,000,000	14,000,000
Toronto Dominion Bank:
1.14%, 12/30/2004	25,000,000	—	25,000,000	25,000,000	—	25,000,000
1.25%, 12/31/2004	—	3,000,000	3,000,000	—	3,000,295	3,000,295
2.505%, 5/27/2005	—	5,000,000	5,000,000	—	5,000,121	5,000,121

Total Certificates of Deposit and Bank Notes (Cost $68,000,000, $26,004,416 and $94,004,416, respectively)				68,000,000	26,000,416	94,000,416

Commercial Paper 49.4%
Beta Finance, Inc., 2.25%, 2/18/2005	—	4,500,000	4,500,000	—	4,477,781	4,477,781
BMW US Capital LLC, 2.06%, 12/1/2004	35,000,000	—	35,000,000	35,000,000	—	35,000,000
Cancara Asset Securitization LLC:
1.85%, 12/10/2004	—	8,000,000	8,000,000	—	7,996,300	7,996,300
2.05%, 1/20/2005	12,000,000	7,000,000	19,000,000	11,966,000	6,980,167	18,946,167
2.07%, 1/24/2005	8,000,000	—	8,000,000	7,975,280	—	7,975,280
CC (USA), Inc.:
2.0%, 1/7/2005	5,000,000	9,000,000	14,000,000	4,989,722	8,981,500	13,971,222
2.05%, 1/25/2005	—	5,000,000	5,000,000	—	4,984,340	4,984,340

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
CIT Group, Inc.:
2.0%, 1/4/2005	5,000,000	—	5,000,000	4,990,556	—	4,990,556
2.06%, 1/24/2005	10,000,000	—	10,000,000	9,969,250	—	9,969,250
2.24%, 2/1/2005	—	3,000,000	3,000,000	—	2,988,427	2,988,427
2.36%, 4/4/2005	—	2,000,000	2,000,000	—	1,983,742	1,983,742
CRC Funding LLC, 1.93%, 12/8/2004	16,000,000	5,000,000	21,000,000	15,993,995	4,998,124	20,992,119
Dorada Finance, Inc.:
1.99%, 1/5/2005	12,500,000	—	12,500,000	12,475,816	—	12,475,816
2.01%, 1/10/2005	—	5,000,000	5,000,000	—	4,988,833	4,988,833
General Electric Capital Corp.:
1.88%, 2/1/2005	—	3,000,000	3,000,000	—	2,990,287	2,990,287
2.02%, 1/18/2005	20,000,000	—	20,000,000	19,946,400	—	19,946,400
Genworth Finance, Inc.:
2.05%, 12/2/2004	—	5,000,000	5,000,000	—	4,999,715	4,999,715
2.05%, 12/13/2004	—	6,000,000	6,000,000	—	5,995,900	5,995,900
Giro Funding US Corp.:
2.03%, 1/14/2005	8,000,000	—	8,000,000	7,980,249	—	7,980,249
2.06%, 1/25/2005	—	8,000,000	8,000,000	—	7,974,822	7,974,822
2.07%, 1/25/2005	14,000,000	—	14,000,000	13,955,939	—	13,955,939
Greyhawk Funding LLC, 2.04%, 1/19/2005	—	7,000,000	7,000,000	—	6,980,563	6,980,563
Irish Life and Permanent PLC, 2.46%, 5/16/2005	10,000,000	—	10,000,000	9,887,950	—	9,887,950
Jupiter Securitization Corp., 1.98%, 1/5/2005	15,000,000	—	15,000,000	14,971,125	—	14,971,125
K2 (USA) LLC:
1.87%, 2/18/2005	—	3,000,000	3,000,000	—	2,987,689	2,987,689
1.94%, 2/28/2005	19,000,000	—	19,000,000	18,909,344	—	18,909,344
2.06%, 1/24/2005		5,000,000	5,000,000	—	4,984,550	4,984,550
2.07%, 1/24/2005	8,000,000	—	8,000,000	7,975,280	—	7,975,280

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Lake Constance Funding LLC:
1.91%, 12/15/2004	10,000,000	—	10,000,000	9,992,572	—	9,992,572
2.05%, 12/9/2004	12,000,000	10,000,000	22,000,000	11,994,533	9,995,445	21,989,978
2.25%, 2/14/2005	15,000,000	—	15,000,000	14,930,000	—	14,930,000
Links Finance LLC, 2.26%, 2/15/2005	17,000,000	10,000,000	27,000,000	16,919,250	9,952,500	26,871,750
Perry Global Funding LLC, 2.07%, 1/24/2005	15,000,000	6,000,000	21,000,000	14,953,650	5,981,460	20,935,110
Province of Quebec, 1.34%, 1/11/2005	35,000,000	—	35,000,000	34,946,586	—	34,946,586
Prudential PLC, 2.02%, 1/7/2005	19,000,000	9,000,000	28,000,000	18,960,554	8,981,315	27,941,869
Scaldis Capital LLC, 2.59%, 5/27/2005	5,000,000	—	5,000,000	4,937,067	—	4,937,067
Swedish National Housing Finance Corp., 2.28%, 1/31/2005	20,000,000	8,000,000	28,000,000	19,922,733	7,969,094	27,891,827
Total SA, 2.06%, 12/1/2004	30,000,000	—	30,000,000	30,000,000	—	30,000,000
UBS Finance Delaware LLC, 2.07%, 12/1/2004	12,290,000	—	12,290,000	12,290,000	—	12,290,000

Total Commercial Paper (Cost $386,833,851, $128,172,554 and $515,006,405, respectively)				386,833,851	128,172,554	515,006,405

Floating Rate Notes 17.7%
American Express Credit Corp., 2.08%, 8/9/2005	15,000,000	—	15,000,000	15,006,450	—	15,006,450
Canadian Imperial Bank Commerce, 0.224%, 4/14/2005	—	5,000,000	5,000,000	—	5,003,645	5,003,645

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
CIT Group, Inc., 1.87%, 12/1/2004	—	9,000,000	9,000,000	—	9,000,000	9,000,000
Credit Suisse First Boston, 1.87%, 9/9/2005	15,000,000	6,000,000	21,000,000	15,002,714	6,001,086	21,003,800
Depfa Bank PLC, 1.86%, 12/15/2005	10,000,000	3,000,000	13,000,000	10,000,000	3,000,000	13,000,000
Goldman Sachs Group, Inc., 2.43%, 4/26/2005	5,000,000	—	5,000,000	5,006,924	—	5,006,924
International Business Machines Corp., 2.071%, 12/8/2005	—	3,000,000	3,000,000	—	2,999,298	2,999,298
Merrill Lynch & Co. Inc.:
2.06%, 2/17/2005	—	11,000,000	11,000,000	—	10,999,883	10,999,883
2.41%, 1/14/2005	—	2,000,000	2,000,000	—	2,000,822	2,000,822
Morgan Stanley:
2.13%, 1/6/2005	10,000,000	—	10,000,000	10,000,000	—	10,000,000
2.13%, 2/18/2005	—	11,000,000	11,000,000	—	11,000,000	11,000,000
2.13%, 4/19/2005	20,000,000	3,000,000	23,000,000	20,000,000	3,000,000	23,000,000
Norddeutsche Landesbank, 1.91%, 3/29/2005	20,000,000	—	20,000,000	19,999,357	—	19,999,357
Pfizer, Inc., 144A, 2.021%, 10/7/2005	10,000,000	—	10,000,000	10,000,000	—	10,000,000
Sheffield Receivables Corp., 2.131%, 1/25/2005	10,000,000	—	10,000,000	9,999,849	—	9,999,849
Tango Finance Corp.,:
2.06%, 12/13/2004	—	3,000,000	3,000,000	—	2,999,850	2,999,850
2.1%, 3/22/2005	10,000,000	—	10,000,000	9,999,845	—	9,999,845

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Westpac Banking Corp., 1.95%, 10/3/2005	—	3,000,000	3,000,000	—	2,997,644	2,997,644

Total Floating Rate Notes (Cost $125,015,139, $59,002,228 and $184,017,367, respectively)				125,015,139	59,002,228	184,017,367

US Government Sponsored Agencies 8.0%
Federal Home Loan Mortgage Corp.:
1.4%, 1/11/2005	25,000,000	—	25,000,000	24,960,139	—	24,960,139
1.5%, 2/14/2005	—	3,000,000	3,000,000	—	3,000,000	3,000,000
2.0%, 10/7/2005	30,000,000	12,000,000	42,000,000	30,000,000	12,000,000	42,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	5,000,000	5,000,000	10,000,000	5,000,000	5,000,000	10,000,000
1.835%, 2/16/2005	—	3,000,000	3,000,000	—	2,988,225	2,988,225

Total US Government Sponsored Agencies (Cost $59,960,139, $22,988,225, and 82,948,364, respectively)				59,960,139	22,988,225	82,948,364

Funding Agreement 1.5%
New York Life Insurance Co., 2.0%, 9/20/2005	10,000,000	6,000,000	16,000,000	10,000,000	6,000,000	16,000,000

Total Insurance Funding Agreements (Cost $10,000,000 and, $6,000,000, and $16,000,000, respectively)				10,000,000	6,000,000	16,000,000

Asset Backed 2.9%
Granite Mortgage PLC, “1A1”, Series 2004-1, 2.12%, 12/20/2004	4,995,781	—	4,995,781	4,995,781	—	4,995,781

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Permanent Financing PLC, “1A”, Series 4, 2.04%, 3/10/2005	25,000,000	—	25,000,000	25,000,000	—	25,000,000

Total Asset Backed (Cost $29,995,781, $0, and $29,995,781, respectively)				29,995,781	—	29,995,781

Promissory Notes 3.6%
Goldman Sachs Group, Inc.:
2.15%, 5/26/2005	10,000,000	—	10,000,000	10,000,000	—	10,000,000
2.15%, 8/10/2005	21,000,000	—	21,000,000	21,000,000	—	21,000,000
2.16%, 8/10/2005	—	6,000,000	6,000,000	—	6,000,000	6,000,000

Total Promissory Notes (Cost $31,000,000, $6,000,000, and $37,000,000, respectively)				31,000,000	6,000,000	37,000,000

Short Term Notes 0.6%
American General Finance Corp., 7.45%, 1/15/2005	—	6,655,000	6,655,000	—	6,705,301	6,705,301

Total Short Term Notes (Cost $0, $6,705,301 and $6,705,301, respectively)				—	6,705,301	6,705,301

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Repurchase Agreements 7.6%
Bank of America, 2.06%, dated 11/30/2004, to be repurchased at $52,002,976 on 12/1/2004	52,000,000	—	52,000,000	52,000,000	—	52,000,000
JPMorgan Chase, Inc., 2.11%, dated 11/30/2004, to be repurchased at $21,001,231 on 12/1/2004	—	21,000,000	21,000,000	—	21,000,000	21,000,000
State Street Bank and Trust Co., 1.94% dated 11/30/2004, to be repurchased at $1,799,097 on 12/01/2004	—	1,799,000	1,799,000	—	1,799,000	1,799,000
State Street Bank and Trust Co., 1.94% dated 11/30/2004, to be repurchased at $4,032,217 on 12/01/2004	4,032,000	—	4,032,000	4,032,000	—	4,032,000

Total Repurchase Agreements (Cost $56,032,000, $22,799,000 and $78,831,000, respectively)				56,032,000	22,799,000	78,831,000

Pro Forma Portfolio of Investments as of November 30, 2004 (UNAUDITED)	Scudder Cash Investment Trust Principal Amount ($)	Scudder Cash Reserves Fund Principal Amount ($)	Combined Pro Forma Principal Amount ($)	Scudder Cash Investment Trust Money Fund Value ($)	Scudder Cash Reserves Fund Money Fund Value ($)	Combined Pro Forma Value ($)
Total Investment Portfolio (Cost $766,836,910, $277,667,724 and $1,044,504,634, respectively) 100.3%				766,836,910	277,667,724	1,044,504,634
Other Assets and Liabilities, Net (0.3%)				(163,060)	(3,139,840)	(3,302,900)

Net Assets 100.0%				766,673,850	274,527,884	1,041,201,734

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of November 30, 2004 and of Scudder Cash Investment Trust on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date: (1).

	Scudder Cash Investment Trust	Scudder Cash Reserves Fund	Pro Forma Adjustments	Scudder Cash Investment Trust Pro Forma Combined
Net Assets
Class A Shares	$—	$140,354,202	—	$140,354,202
Class B Shares	$—	$86,796,325	—	$86,796,325
Class C Shares	$—	$47,377,357	—	$47,377,357
Class AARP Shares	$182,774,976	$—	—	$182,774,976
Class S Shares	$583,898,874	$—	—	$583,898,874

Total Net assets	$766,673,850	$274,527,884	—	$1,041,201,734

Shares outstanding
Class A Shares	—	140,329,300	24,902	140,354,202
Class B Shares	—	86,787,464	8,861	86,796,325
Class C Shares	—	47,364,339	13,018	47,377,357
Class AARP Shares	183,147,411	—	—	183,147,411
Class S Shares	583,869,367	—	—	583,869,367

Net Asset Value per share
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Shares	$1.00	$—	—	$1.00
Class S Shares	$1.00	$—	—	$1.00

1)	Assumes the Reorganization had been consummated on November 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Cash Investment Trust will be received by the shareholders of the Scudder Cash Reserves on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Cash Investment Trust that actually will be received on or after such date.

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2004 (UNAUDITED)

	Scudder Cash Investment Trust	Scudder Cash Reserves Fund	Pro Forma Adjustments	Scudder Cash Investment Trust Pro Forma Combined
Investments, at value	$766,836,910	$277,667,724	$—	$1,044,504,634
Cash	$1,168,030	$649	$—	$1,168,679
Other assets less liabilities	$(1,331,090)	$(3,140,489)	$—	$(4,471,579)

Total Net assets	$766,673,850	$274,527,884	$—	$1,041,201,734

Net Assets
Class A Shares	$—	$140,354,202	$—	$140,354,202
Class B Shares	$—	$86,796,325	$—	$86,796,325
Class C Shares	$—	$47,377,357	$—	$47,377,357
Class AARP Class	$182,774,976	$—	$—	$182,774,976
Class S Shares	$583,898,874	$—	$—	$583,898,874

Total Net assets	$766,673,850	$274,527,884	$—	$1,041,201,734

Share Outstanding
Class A Shares	—	140,329,300	24,902	140,354,202
Class B Shares	—	86,787,464	8,861	86,796,325
Class C Shares	—	47,364,339	13,018	47,377,357
Class AARP Class	183,147,411	—	—	183,147,411
Class S Shares	583,869,367	—	—	583,869,367

Net Asset Value per Share
Class A Shares	$—	$1.00	—	$1.00
Class B Shares	$—	$1.00	—	$1.00
Class C Shares	$—	$1.00	—	$1.00
Class AARP Class	$1.00	$—	—	$1.00
Class S Shares	$1.00	$—	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED NOVEMBER 30, 2004 (UNAUDITED)

	Scudder Cash Investment Trust	Scudder Cash Reserves Fund	Pro Forma Adjustments			Scudder Cash Investment Trust Pro Forma Combined
Investment Income:
Interest and dividend income	$10,797,804	$4,266,919	$			$15,064,723

Total Investment Income	10,797,804	4,266,919				15,064,723
Expenses
Management Fees	3,638,946	1,254,851		(930,306	)(2)	3,963,491
Services to Shareholders	2,011,542	1,506,742		296,726	(3)	3,815,010
Administrative Fee	1,152,368	—		(1,152,368	)(4)	—
Custodian and Accounting Fees	56,979	22,628		109,674	(3)	189,281
Distribution Service Fees	—	2,038,011		—		2,038,011
Auditing	28,182	34,569		6,849	(3)	69,600
Legal	24,156	21,197		16,759	(3)	62,112
Trustees Fees	23,675	33,822		(1,535	)(3)	55,962
Reports to Shareholders	40,231	34,141		43,786	(3)	118,158
Registration Fees	12,986	73,168		5,024	(3)	91,178
Other Expenses	76,100	26,308		(57,380	)(3)	45,028

Total expenses before reductions	7,065,165	5,045,437		(1,662,771)		10,447,831
Expense reductions	(1,329,527)	(1,309,243)		2,251,428	(5)	(387,342)

Expenses, net	5,735,638	3,736,194		588,657		10,060,489

Net investment income (loss)	5,062,166	530,725		(588,657)		5,004,234

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	59,663	4,722		—		64,385
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—		—		—

Net increase in net assets from operations	$5,121,829	$535,447		$(588,657)		$5,068,619

Notes to Pro Forma Combining Financial Statements

November 30, 2004

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of November 30,2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended November 30, 2004 for Scudder Cash Reserves Fund and Scudder Cash Investment Trust as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder Cash Resreves in exchange for shares of Scudder Cash Investment Trust at net asset value. Following the acquisition, Scudder Cash Investment Trust will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes

1. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Cash Investment Trust intends to continue to qualify as a regulated investment company.

2. Represents reduction in management fees resulting from the use of Scudder Cash Reserve Fund’s lower management fee agreement, which will go into effect upon the consummation of the merger, applied to the pro forma combined average daily net assets.

3. Represents estimated increase (decrease) in expense resulting from the merger.

4. Represents reduction resulting from the elimination of the Administrative Fee effective March 31, 2004 for Scudder Cash Investment Trust.

5. Reduction in expense reimbursement due to overall reduction in expenses resulting from the merger.

Scudder Cash

Investment Trust

Semiannual Report to Shareholders

November 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses Scudder Cash Investment Trust’s performance and the market environment for the six-month period ended November 30, 2004.

Q: Will you discuss the market environment for the fund during the six-month period?

A: Back in April, the “nonfarm payroll” figure had surprised everyone with the government reporting that the economy had created more than 300,000 new jobs in March. With this news, fixed income markets experienced a dramatic turnaround, with one-year LIBOR rates (the worldwide benchmark rate for money markets) spiking from 1.35% to 1.85% in anticipation of a potential short-term interest rate increase by the US Federal Reserve (the Fed) as early as August.1 The April and May jobs reports were also strong, and the Fed stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation, and hinted it might soon raise short-term rates to try to restrain the economy from growing too fast and possibly reigniting inflation. (The Fed had been keeping short-term interest rates low to help spur renewed economic growth.) In anticipation of a change in the Fed’s stance, we reduced average maturity to reduce interest rate risk in the fund’s portfolio; the longer the fund’s average maturity, the more interest rate risk.

[1]	LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The markets reacted swiftly to the Fed’s new signals, with one-year money market rates rising to 2.5%. Investors were anticipating that the federal funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed’s June meeting drew closer, we continued to reduce the fund’s average maturity, purchasing only shorter-term issues, as the market began to anticipate additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a “measured” pace. As the market began to stabilize, market participants were more comfortable taking on some additional risk, and resumed purchasing longer-term issues.

As we moved into the third quarter of the calendar year 2004, US economic momentum hit a “soft patch” as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and Iraq’s security situation seemed to deteriorate. In reaction, investors began to question whether the number of Fed rate increases that previously had been factored in by market participants would actually occur, and one-year money market rates dipped. Meanwhile, the Fed raised short-term rates in increments of 25 basis points at its August and September meetings. In October, the market rallied — and yields declined — upon news of September’s disappointing nonfarm payroll report. Debt prices then faltered and yields moved up as oil prices rose as high as $56 (i.e., the market viewed a weaker economy as a buying opportunity, and then reacted negatively to the possibility of oil prices spurring renewed inflation). On November 10 the Fed raised short-term interest rates another 25 basis points, and a very strong October jobs report induced another market sell-off, sending longer-term money market rates higher, at least for the time being. The questions weighing on the market as the period ended were whether higher oil prices would eventually slow the US economy, and what effect this might have on Fed actions over the next 12 months.

Money market yield curve 5/31/04 versus 11/30/04

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

2

Q: How did the fund perform over the most recent semiannual period?

A: For the period, the fund registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of capital.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: In the second quarter of the calendar year 2004, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the fund’s average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. At the close of the period, the fund’s weighted average maturity was approximately 33 days.

During this period the fund maintained a significant allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the Federal Funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain significant holdings in this sector helped performance during the period.

Q: What detracted from performance during the period?

A: As we moved into the third quarter and one-year rates rose, we waited to extend maturity until we were certain that those rates had peaked. We preferred to err on the side of caution, and missed the recent top of the one-year money market rate at 2.5%. Given the dramatic turns in economic data thus far this year, we felt it was prudent to keep maturity shorter — and forgo some additional yield — when the direction of the market had been so uncertain.

3

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund’s Class S Shares Yields

	7-day current yield	7-day compounded effective yield
May 31, 2004	0.43%	0.43%
November 30, 2004*	1.25%	1.25%

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 1.05% and the 7-day compounded effective yield would have been 1.05% as of November 30, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested. For the most current yield information, please visit our web sites: myScudder.com or aarp.scudder.com.

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

4

The table illustrates your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004

Actual Fund Return	Class AARP	Class S
Beginning Account Value 6/1/04	$1,000.00	$1,000.00
Ending Account Value 11/30/04	$1,004.70	$1,004.70
Expenses Paid per $1,000*	$3.62	$3.62

Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 6/1/04	$1,000.00	$1,000.00
Ending Account Value 11/30/04	$1,021.45	$1,021.45
Expenses Paid per $1,000*	$3.65	$3.65

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder Cash Investment Trust	0.72%	0.72%

For more information, please refer to the Fund’s prospectus.

5

Portfolio Summary November 30, 2004

Portfolio Composition	11/30/04	5/31/04
Commercial Paper	51%	31%
Floating Rate Notes	16%	21%
Certificates of Deposit and Bank Notes	9%	16%
US Government Sponsored Agencies+	8%	11%
Repurchase Agreements	7%	15%
Asset Backed	4%	—
Promissory Notes	4%	2%
Funding Agreements	1%	—
Municipal Investments	—	3%
Short-Term Notes	—	1%
	100%	100%
Weighted Average Maturity
Scudder Cash Investment Trust	33 days	77 days
First Tier Money Fund Average++	41 days	51 days

+	Not backed by the full faith and credit of the US Government
++	Indicates that the paper is considered to be of the highest credit quality by at least one nationally recognized statistical rating organization (NRSRO). If the paper has two or more ratings and at least two have the highest rating, it would fit the First Tier requirements.

Portfolio composition is subject to change. For more complete details about the Fund’s holdings, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

6

Investment Portfolio as of November 30, 2004 (Unaudited)

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 8.9%
ABN AMRO Bank NV, 1.17%, 1/3/2005	10,000,000	10,000,000
Barclays Bank PLC, 1.27%, 1/12/2005	5,000,000	5,000,000
HBOS Treasury Services PLC, 2.06%, 1/26/2005	18,000,000	18,000,000
Societe Generale, 1.185%, 1/4/2005	10,000,000	10,000,000
Toronto Dominion Bank, 1.14%, 12/30/2004	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $68,000,000)		68,000,000
Commercial Paper 50.5%
BMW US Capital LLC, 2.06%**, 12/1/2004	35,000,000	35,000,000
Cancara Asset Securitization LLC:
2.05%**, 1/20/2005	12,000,000	11,966,000
2.07%**, 1/24/2005	8,000,000	7,975,280
CC (USA), Inc., 2.0%**, 1/7/2005	5,000,000	4,989,722
CIT Group, Inc.:
2.0%**, 1/4/2005	5,000,000	4,990,556
2.06%**, 1/24/2005	10,000,000	9,969,250
CRC Funding LLC, 1.93%**, 12/8/2004	16,000,000	15,993,995
Dorada Finance, Inc., 1.99%**, 1/5/2005	12,500,000	12,475,816
General Electric Capital Corp., 2.02%**, 1/18/2005	20,000,000	19,946,400
Giro Funding US Corp.:
2.03%**, 1/14/2005	8,000,000	7,980,249
2.07%**, 1/25/2005	14,000,000	13,955,939
Irish Life and Permanent PLC, 2.46%**, 5/16/2005	10,000,000	9,887,950
Jupiter Securitization Corp., 1.98%**, 1/5/2005	15,000,000	14,971,125
K2 (USA) LLC:
1.94%**, 2/28/2005	19,000,000	18,909,344
2.07%**, 1/24/2005	8,000,000	7,975,280
Lake Constance Funding LLC:
1.91%**, 12/15/2004	10,000,000	9,992,572
2.05%**, 12/9/2004	12,000,000	11,994,533
2.25%**, 2/14/2005	15,000,000	14,930,000
Links Finance LLC, 2.26%**, 2/15/2005	17,000,000	16,919,250
Perry Global Funding LLC, 2.07%**, 1/24/2005	15,000,000	14,953,650
Province of Quebec, 1.34%**, 1/11/2005	35,000,000	34,946,586
Prudential PLC, 2.02%**, 1/7/2005	19,000,000	18,960,554
Scaldis Capital LLC, 2.59%**, 5/27/2005	5,000,000	4,937,067
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	20,000,000	19,922,733
Total SA, 2.06%**, 12/1/2004	30,000,000	30,000,000
UBS Finance Delaware LLC, 2.07%**, 12/1/2004	12,290,000	12,290,000
Total Commercial Paper (Cost $386,833,851)		386,833,851
Floating Rate Notes* 16.3%
American Express Credit Corp., 2.08%, 8/9/2005	15,000,000	15,006,450
Credit Suisse First Boston, 1.87%, 9/9/2005	15,000,000	15,002,714
Depfa Bank PLC, 1.86%, 12/15/2005	10,000,000	10,000,000
Goldman Sachs Group, Inc., 2.43%, 4/26/2005	5,000,000	5,006,924
Morgan Stanley:
2.13%, 1/6/2005	10,000,000	10,000,000
2.13%, 4/19/2005	20,000,000	20,000,000
Norddeutsche Landesbank, 1.91%, 3/29/2005	20,000,000	19,999,357
Pfizer, Inc., 144A, 2.021%, 10/7/2005	10,000,000	10,000,000
Sheffield Receivables Corp., 2.131%, 1/25/2005	10,000,000	9,999,849
Tango Finance Corp., 2.1%, 3/22/2005	10,000,000	9,999,845
Total Floating Rate Notes (Cost $125,015,139)		125,015,139

7

US Government Sponsored Agencies 7.8%
Federal Home Loan Mortgage Corp.:
1.4%**, 1/11/2005	25,000,000	24,960,139
2.0%*, 10/7/2005	30,000,000	30,000,000
Federal National Mortgage Association, 1.75%, 5/23/2005	5,000,000	5,000,000
Total US Government Sponsored Agencies (Cost $59,960,139)		59,960,139
Funding Agreements 1.3%
New York Life Insurance Co., 2.0%*, 9/20/2005 (Cost $10,000,000)	10,000,000	10,000,000

Asset Backed 3.9%
Granite Mortgage PLC, “1A1”, Series 2004-1, 2.12%*, 12/20/2004	4,995,781	4,995,781
Permanent Financing PLC, “1A”, Series 4, 2.04%*, 3/10/2005	25,000,000	25,000,000
Total Asset Backed (Cost $29,995,781)		29,995,781

Promissory Notes 4.0%
Goldman Sachs Group, Inc.:
2.15%*, 5/26/2005	10,000,000	10,000,000
2.15%*, 8/10/2005	21,000,000	21,000,000
Total Promissory Notes (Cost $31,000,000)		31,000,000

Repurchase Agreements 7.3%
Bank of America, 2.06%, dated 11/30/2004, to be repurchased at $52,002,976 on 12/01/2004 (b)	52,000,000	52,000,000
State Street Bank and Trust Co., 1.94% dated 11/30/2004, to be repurchased at $4,032,217 on 12/01/2004 (c)	4,032,000	4,032,000
Total Repurchase Agreements (Cost $56,032,000)		56,032,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $766,836,910) (a)	100.0	766,836,910
Other Assets and Liabilities, Net	0.0	(163,060)
Net Assets	100.0	766,673,850

*	Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2004.
**	Annualized yield at the time of purchase; not a coupon rate.
(a)	Cost for federal income tax purposes was $766,836,910.
(b)	Collateralized by $52,116,468 of Federal National Mortgage Association, 5.5%, maturing on 5/1/2034 with a value of $53,040,000.
(c)	Collateralized by $4,090,000 of Federal Home Loan Mortgage Corp., 2.875%, maturing on 9/15/2005 with a value of $4,115,775.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

8

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited)

Assets
Investments in securities, at amortized cost	$766,836,910
Cash	1,168,030
Interest receivable	900,426
Receivable for Fund shares sold	1,080,422
Other assets	34,398
Total assets	770,020,186

Liabilities
Dividend payable	40,750
Payable for Fund shares redeemed	2,158,914
Accrued management fee	282,314
Other accrued expenses and payables	864,358
Total liabilities	3,346,336
Net assets, at value	$766,673,850
Net Assets
Net assets consist of: Undistributed net investment income	373,897
Accumulated net realized gain (loss)	(452,553)
Paid-in capital	766,752,506
Net assets, at value	$766,673,850
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($182,774,976 ÷ 183,147,411 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class S Net Asset Value, offering and redemption price per share ($583,898,874 ÷ 583,869,367 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

9

Statement of Operations for the six months ended November 30, 2004 (Unaudited)

Investment Income
Income: Interest	$5,949,554
Expenses: Management fee	1,758,993
Services to shareholders	1,458,667
Custodian and accounting fees	56,979
Auditing	28,182
Legal	24,156

Trustees’ fees and expenses	7,557
Reports to shareholders	40,231
Registration fees	12,986
Other	4,443
Total expenses, before expense reductions	3,392,194
Expense reductions	(552,580)
Total expenses, after expense reductions	2,839,614
Net investment income	3,109,940
Net realized gain (loss) on investment transactions	125
Net increase (decrease) in net assets resulting from operations	$3,110,065

The accompanying notes are an integral part of the financial statements.

10

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended November 30, 2004 (Unaudited)	Year Ended May 31, 2004
Operations: Net investment income	$3,109,940	$3,448,276
Net realized gain (loss) on investment transactions	125	66,144
Net increase (decrease) in net assets resulting from operations	3,110,065	3,514,420
Distributions to shareholders from: Net investment income: Class AARP	(880,836)	(744,882)
Class S	(2,737,341)	(2,182,538)
Fund share transactions: Proceeds from shares sold	369,804,324	681,513,518
Reinvestment of distributions	3,528,044	2,820,388
Cost of shares redeemed	(416,121,917)	(842,327,083)
Net increase (decrease) in net assets from Fund share transactions	(42,789,549)	(157,993,177)
Increase (decrease) in net assets	(43,297,661)	(157,406,177)
Net assets at beginning of period	809,971,511	967,377,688
Net assets at end of period (including undistributed net investment income of $373,897 and $882,134, respectively)	$766,673,850	$809,971,511

The accompanying notes are an integral part of the financial statements.

11

Financial Highlights

Class AARP

Years Ended May 31,	2004[a]		2004		2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations: Net investment income	.005		.003		.008	.020	.040
Less distributions from: Net investment income	(.005)		(.003)		(.008)	(.020)	(.040)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	.47	[c,d]**	.33	[c]	.84	1.96	4.10	[e]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183		198		251	295	361
Ratio of expenses before expense reductions (%)	.92	*	.86		.84	.83	.79	[f]*
Ratio of expenses after expense reductions (%)	.72	*	.77		.84	.83	.79	[f]*
Ratio of net investment income (%)	.79	*	.39		.85	2.01	5.30	*

[a]	For the six months ended November 30, 2004 (Unaudited).
[b]	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[c]	Total returns would have been lower had certain expenses not been reduced.
[d]	Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been lower.
[e]	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[f]	The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.
*	Annualized
**	Not annualized

12

Class S

Years Ended May 31,	2004[a]		2004		2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00
Income from investment operations:
Net investment income	.005		.003		.008	.020	.055		.048
Less distributions from:
Net investment income	(.005)		(.003)		(.008)	(.020)	(.055)		(.048)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00
Total Return (%)	.47	[b,d]**	.33	[b]	.84	1.98	5.59	[b,c]	5.01	[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	584		612		716	798	977		981
Ratio of expenses before expense reductions (%)	.84	*	.85		.84	.83	.84	[e]	1.05	[f]
Ratio of expenses after expense reductions (%)	.72	*	.77		.84	.83	.80	[e]	.90	[f]
Ratio of net investment income (%)	.79	*	.39		.85	2.01	5.44		4.86

[a]	For the six months ended November 30, 2004 (Unaudited).
[b]	Total returns would have been lower had certain expenses not been reduced.
[c]	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[d]	Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been lower.
[e]	The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.
[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .99% and .85%, respectively.
*	Annualized
**	Not annualized

13

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Investment Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP.

After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund’s Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $453,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000) and May 31, 2010 ($186,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all net realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

14

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund’s average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund’s average daily net assets.

Effective April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.72% and 0.72% for Class S and AARP shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

In addition, for the six months ended November 30, 2004, the Advisor agreed to reimburse the fund $2,013, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Service Provider Fees.

Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the six months ended November 30, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2004
Class AARP	$375,556	$192,619	$143,316
Class S	932,536	357,923	459,903
	$1,308,092	$550,542	$603,219

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $32,542, of which $24,345 is unpaid at November 30, 2004.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

15

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the six months ended November 30, 2004, custodian fees were reduced by $25 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	40,972,321	$40,972,321	95,748,410	$95,813,674
Class S	328,832,003	328,832,003	585,656,194	585,699,844
		$369,804,324		$681,513,518
Shares issued to shareholders in reinvestment of distributions
Class AARP	831,642	$831,642	694,855	$694,855
Class S	2,696,401	2,696,402	2,125,533	2,125,533
		$3,528,044		$2,820,388
Shares redeemed
Class AARP	(56,948,256)	$(56,948,256)	(149,834,926)	$(149,834,926)
Class S	(359,173,661)	(359,173,661)	(692,387,581)	(692,492,157)
		$(416,121,917)		$(842,327,083)
Net increase (decrease) from capital share transactions
Class AARP	(15,144,293)	$(15,144,293)	(53,391,661)	$(53,326,397)
Class S	(27,645,257)	(27,645,256)	(104,605,854)	(104,666,780)
		$(42,789,549)		$(157,993,177)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’

16

investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	165	065

17

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

18

Scudder Cash Reserves Fund

Semiannual Report to Shareholders

March 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical and does not guarantee future results. Investment returns will fluctuate. Current performance may be higher or lower than the performance data quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns for Class B and C during all periods shown and Class A for the 1-year, 3-year, 5-year and 10-year periods shown reflect a voluntary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns

(Unadjusted for Sales Charge) as of 3/31/05

Scudder Cash Reserves Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.52%	.66%	.46%	1.83%	3.22%
Class B	.08%	.11%	.14%	1.29%	2.45%
Class C	.13%	.16%	.15%	1.41%	2.65%

Source: Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.

Distribution Information

	Class A	Class B	Class C
Distribution Information:

Six Months:
Income Dividends as of 3/31/05	$.0051	$.0008	$.0013
March Income Dividend	$.0012	$.0003	$.0005
7-day Current Yield	1.55%	.52%	.75%

Yield are historical, will fluctuate and do not guarantee future performance. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

Average Annual Total Returns

(Adjusted for Maximum Sales Charge) 3/31/005

Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,066	$10,140	$10,949	$13,729
	Average annual total return	.66%	.46%	1.83%	3.22%
Class B	Growth of $10,000	$9,711	$9,841	$10,560	$12,735
	Average annual total return	-2.89%	-.53%	1.10%	2.45%
Class C	Growth of $10,000	$10,016	$10,046	$10,723	$12,989
	Average annual total return	.16%	.15%	1.41%	2.65%

The growth of $10,000 is cumulative.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and C shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended March 31, 2005

Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 10/1/04	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/05	$1,005.20	$1,000.80	$1,001.30
Expenses Paid per $1,000*	$5.80	$10.08	$9.63

Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 10/1/04	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/05	$1,019.15	$1,014.86	$1,015.31
Expenses Paid per $1,000*	$5.84	$10.15	$9.70

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Cash Reserves Fund	1.16%	2.02%	1.93%

For more information, please refer to the Fund’s prospectus.

Portfolio Summary March 31, 2005

Asset Allocation	3/31/05	9/30/04
Commercial Paper	50%	32%
Certificates of Deposit and Bank Notes	23%	17%
Short Term Notes	9%	24%
US Government Sponsored Agencies	6%	9%
Repurchase Agreements	4%	14%
US Government Agency Sponsored Pass-Throughs	4%	—
Promissory Notes	2%	2%
Guaranteed Investment Contracts	2%	2%

	100%	100%

Asset allocation is subject to change. For more complete details about the Fund’s investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005

(Unaudited)

	Principal Amount ($)	Value ($)
Commercial Paper** 51.8%
British Transco Capital, Inc., 2.71%, 5/3/2005	11,000,000	10,973,551
Cancara Asset Securitization LLC, 2.79%, 4/25/2005	10,000,000	9,981,467
CC (USA), Inc., 2.63%, 4/25/2005	7,000,000	6,987,727
Charta LLC, 2.81%, 4/28/2005	11,000,000	10,976,900
CIT Group, Inc., 2.36%, 4/4/2005	2,000,000	1,999,607
Compass Securitization LLC, 2.8%, 4/22/2005	11,000,000	10,982,033
Dorada Finance, Inc., 2.61%, 4/11/2005	4,000,000	3,997,100
Giro Funding US Corp., 2.79%, 5/3/2005	11,000,000	10,972,818
Irish Life and Permanent PLC, 2.61%, 4/6/2005	11,000,000	10,996,012
Liberty Street Funding:
2.78%, 4/21/2005	10,000,000	9,984,556
3.04%, 6/23/2005	2,473,000	2,455,781
Mane Funding Corp., 2.79%, 4/19/2005	11,000,000	10,984,655
National Rural Utilities Cooperative Finance, 2.82%, 4/27/2005	11,000,000	10,977,676
Perry Global Funding LLC, Series A, 2.64%, 4/12/2005	10,000,000	9,991,933
Sanofi-Aventis:
2.61%, 4/11/2005	8,000,000	7,994,200
2.75%, 5/3/2005	3,000,000	2,992,693

Total Commercial Paper (Cost $133,248,709)		133,248,709

US Government Sponsored Agencies 6.6%
Federal Home Loan Mortgage Corp., 2.55%*, 10/7/2005	12,000,000	12,000,000
Federal National Mortgage Association, 1.75%, 5/23/2005	5,000,000	5,000,000

Total US Government Sponsored Agencies (Cost $17,000,000)		17,000,000

US Government Agency Sponsored Pass-Throughs 3.9%
Federal National Mortgage Association, 3.05%**, 7/1/2005 (Cost $9,922,903)	10,000,000	9,922,903

Short Term Notes* 9.7%
Canadian Imperial Bank Commerce, 2.84%, 4/14/2005	5,000,000	5,000,354
Credit Suisse First Boston, 2.97%, 9/9/2005	6,000,000	6,000,620
Morgan Stanley:
2.84%, 4/19/2005	3,000,000	3,000,000
2.945%, 11/15/2005	8,000,000	8,000,000
Westpac Banking Corp., 2.49%, 10/3/2005	3,000,000	2,998,575

Total Short Term Notes (Cost $24,999,549)		24,999,549

Certificates of Deposit and Bank Notes 23.3%
Barclays Bank PLC, 3.02%, 6/30/2005	4,000,000	3,999,998
Citibank NA, 2.51%, 4/4/2005	5,000,000	5,000,000
Marshall & Isley Corp., 3.04%, 6/29/2005	7,000,000	7,000,000
Natexis Banque Populaires, 2.8%, 4/29/2005	11,000,000	11,000,000
Northern Rock PLC, 3.0%, 6/22/2005	5,000,000	5,000,000
Royal Bank of Scotland PLC, 2.81%, 5/3/2005	12,000,000	12,000,000
Societe Generale, 2.8%, 5/3/2005	11,000,000	11,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	5,000,000	5,000,038

Total Certificates of Deposit and Bank Notes (Cost $60,000,036)		60,000,036

Guaranteed Investment Contracts 2.3%
New York Life Insurance Co., 3.123%, 9/20/2005 (Cost $6,000,000)	6,000,000	6,000,000

Promissory Notes 2.3%
Goldman Sachs Group, Inc., 2.975%*, 8/10/2005 (Cost $6,000,000)	6,000,000	6,000,000

Repurchase Agreements 4.3%
Goldman Sachs Co., Inc., 2.90%, dated 3/31/2005, to be repurchased at $11,000,886 on 4/1/2005 (b)	11,000,000	11,000,000
State Street Bank and Trust Co., 2.45%, dated 3/31/2005, to be repurchased at $83,006 on 4/1/2005 (c)	83,000	83,000

Total Repurchase Agreements (Cost $11,083,000)		11,083,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $268,254,197) (a)	104.2	268,254,197
Other Assets and Liabilities, net	(4.2)	(10,923,232)
Net Assets	100.0	257,330,965

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	Cost for federal income tax purposes was $268,254,197.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,846,846	Federal Home Loan Mortgage Corp.	8.00	8/1/2032	3,082,983
7,935,302	Federal National Mortgage Association	6.00	12/1/2032	8,137,017

Total Collateral Value				11,220,000

(c)	Collateralized by $85,000 Federal National Mortgage Association, 2.3%, maturing on 11/14/2005 with a value of $85,150.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)

Assets

Investments:
Investments in securities, at amortized cost	$257,171,197
Repurchase agreements	11,083,000
Total investments in securities, at amortized cost (cost $268,254,197)	268,254,197
Cash	857
Interest receivable	336,759
Receivable for Fund shares sold	943,549
Other assets	46,397
Total assets	269,581,759

Liabilities
Dividends payable	53,966
Payable for investments purchased	9,922,903
Payable for Fund shares redeemed	1,649,254
Accrued management fee	80,862
Other accrued expenses and payables	543,809
Total liabilities	12,250,794

Net assets, at value	$257,330,965

Net Assets

Net assets consist of:
Undistributed net investment income	67,122
Accumulated net realized gain (loss)	(14,529)
Paid-in capital	257,278,372

Net assets, at value	$257,330,965

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)

Net Asset Value

Class A
Net Asset Value, offering and redemption price per share ($134,570,330 ÷ 134,544,563 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($72,841,237 ÷ 72,831,952 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,919,398 ÷ 49,906,152 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited) Investment Income
Income:
Interest	$2,959,645

Expenses:
Management fee	539,493
Services to shareholders	699,854
Distribution service fees	827,029
Custodian fees	12,263
Auditing	19,945
Legal	9,643
Trustees’ fees and expenses	16,284
Reports to shareholders	18,409
Registration fees	39,472
Other	14,008
Total expenses, before expense reductions	2,196,400
Expense reductions	(79,775)
Total expenses, after expense reductions	2,116,625
Net investment income	843,020
Net realized gain (loss) on investment transactions	616

Net increase (decrease) in net assets resulting from operations	$843,636

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005	Year Ended September 30, 2004
	(Unaudited)
Operations:
Net investment income	$843,020	$419,211
Net realized gain (loss) on investment transactions	616	4,528
Net increase (decrease) in net assets resulting from operations	843,636	423,739

Distributions to shareholders from net investment income:
Class A	(713,441)	(255,343)
Class B	(64,825)	(53,899)
Class C	(63,696)	(28,066)

Fund share transactions:
Proceeds from shares sold	105,144,384	308,415,145
Reinvestment of distributions	770,098	309,974
Cost of shares redeemed	(152,624,244)	(426,426,800)
Net increase (decrease) in net assets from Fund share transactions	(46,709,762)	(117,701,681)
Increase (decrease) in net assets	(46,708,088)	(117,615,250)
Net assets at beginning of period	304,039,053	421,654,303

Net assets at end of period (including undistributed net investment income of $67,122 and $66,064, respectively)	$257,330,965	$304,039,053

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2005[a]		2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.0051		.002	.004	.009	.04	.05

Less distributions from:
Net investment income	(.0051)		(.002)	(.004)	(.009)	(.04)	(.05)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.52	**	.17[b]	.36[b]	.89	4.40	5.43
Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	135		149	187	226	271	252
Ratio of expenses before expense reductions (%)	1.16	*	1.08	1.09	1.14	.93	.93
Ratio of expenses after expense reductions (%)	1.16	*	1.07	1.09	1.14	.93	.92
Ratio of net investment income (%)	1.03	*	.17	.37	.97	4.26	5.27

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended September 30,	2005[a]		2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.0008		.0005	.001	.004	.03	.04
Less distributions from:
Net investment income	(.0008)		(.0005)	(.001)	(.004)	(.03)	(.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[b]	.08[c]	**	.05[c]	.14[c]	.35[c]	3.42	4.49

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73		99	153	195	228	202
Ratio of expenses before expense reductions (%)	2.15	*	2.04	1.99	2.01	1.89	1.87
Ratio of expenses after expense reductions (%)	2.02	*	1.15	1.35	1.75	1.89	1.86
Ratio of net investment income (%)	.17	*	.09	.11	.37	3.34	4.33

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	Total returns do not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class C

Years Ended September 30,	2005[a]		2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.0013		.0005	.001	.004	.04	.05

Less distributions from:
Net investment income	(.0013)		(.0005)	(.001)	(.004)	(.04)	(.05)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[b]	.13[c]	**	.05[c]	.14[c]	.41[c]	3.76	4.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50		55	82	79	96	79
Ratio of expenses before expense reductions (%)	2.02	*	2.01	2.01	1.91	1.62	1.57
Ratio of expenses after expense reductions (%)	1.93	*	1.15	1.31	1.67	1.62	1.56
Ratio of net investment income (%)	.26	*	.09	.15	.44	3.59	4.63

[a]	For the six months ended March 31, 2005 (Unaudited).
[b]	Total returns do not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the “Fund”) is a diversified series of Scudder Portfolios (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2005) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $15,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($9,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund’s average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund’s average daily net assets.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. This waiver may be changed or terminated at any time without notice.

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund’s Class A, B and C shares. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. During the period, the Advisor agreed to voluntarily waive and reimburse certain operating expenses of Class B and Class C shares. For the six months ended March 31, 2005, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$240,813	$—	$118,023
Class B	246,534	55,618	105,026
Class C	113,861	20,703	43,702

	$601,208	$76,321	$266,751

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$312,608	$46,917
Class C	185,922	30,830

	$498,530	$77,747

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class A	$167,197		$27,090.24%
Class B	101,167		14,695.24%
Class C	60,135		9,740.24%

	$328,499		$51,525

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for Class B and C shares aggregated $324,663 and $1,719, respectively.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $187 and $134, respectively.

C. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $1,853, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. During the six months ended March 31, 2005, the Fund’s custodian and transfer agent fees were reduced by $21 and $1,580, respectively.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	58,533,638	$58,533,638	146,608,929	$146,610,774
Class B	21,309,644	21,309,644	96,020,893	96,020,882
Class C	25,301,102	25,301,102	65,783,492	65,783,489

		$105,144,384		$308,415,145

Shares issued to shareholders in reinvestment of distributions
Class A	660,114	$660,114	233,847	$233,847
Class B	55,151	55,151	49,483	49,483
Class C	54,833	54,833	26,644	26,644

		$770,098		$309,974

Shares redeemed
Class A	(74,058,790)	$(74,058,795)	(184,282,547)	$(184,282,519)
Class B	(47,715,478)	(47,715,478)	(150,137,447)	(150,137,501)
Class C	(30,849,971)	(30,849,971)	(92,006,774)	(92,006,780)

		$(152,624,244)		$(426,426,800)

Net increase (decrease)
Class A	(14,865,038)	$(14,865,043)	(37,439,771)	$(37,437,898)
Class B	(26,350,683)	(26,350,683)	(54,067,071)	(54,067,136)
Class C	(5,494,036)	(5,494,036)	(26,196,638)	(26,196,647)

		$(46,709,762)		$(117,701,681)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Fund Merger

On April 29, 2005, the Board of the Scudder Cash Reserves Fund (the “Fund”) approved, in principal, the merger of the Fund into Scudder Cash Investment Trust. Completion of the merger is subject to a number of conditions, including the final approval by the Fund’s Board and approval by shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
CUSIP Number	811195-403	811195-502	811195-601
Fund Number	74	274	374

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

September 2004

Scudder Cash

Investment Trust

Annual Report to Shareholders

May 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Investment Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team’s approach to managing Scudder Cash Investment Trust during its most recent fiscal year ended May 31, 2004.

2

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: In June 2003 the Federal Reserve had lowered the federal funds rate by 25 basis points to 1% - which we expected - while much of Wall Street was anticipating a 50-basis-point cut. The faltering US economy began to stabilize in late summer/early fall 2003 and the money market yield curve steepened somewhat, indicating slightly higher rates for longer maturities.1 At that time, longer maturities sold off - and their corresponding interest rates rose - in anticipation of future Fed interest rate increases meant to dampen inflationary pressures. As a result, we were able to extend the fund’s maturity. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% GDP growth for the third and fourth quarters, respectively - the market’s focus turned to job creation: i.e., when would sufficient jobs be created in order to take up excess economic capacity and cause the Fed to switch from an accommodative to a tightening bias? (When it is in an accommodative stance, the Fed will keep interest rates low to spur economic growth. During a tightening phase, the Fed raises interest rates to keep the economy from growing too fast, in an attempt to restrain inflation.)

1 Yield curve - a graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities. A steepening yield curve means that the current trend is for yields to become higher as the maturities of money market instruments lengthen. For example, a one-year security would have a higher yield than a money market instrument with a six-month maturity.

With every monthly announcement during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.2 At its meetings during the first quarter the Fed held short-term interest rates steady, and the market’s forecast for the start of Fed tightening was pushed back to late 2004 or early 2005. We kept the fund’s weighted average maturity at the longer end of its range during this period to capture additional yield.

2 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed-income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting fed funds rate increases as early as June. The May jobs report was also strong, and the Fed now hinted that it would change its policy and begin to raise interest rates “at a measured pace” in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. (Following the close of the period, the Federal Reserve raised the federal funds rate by 25 basis points in late June, stating that it would conduct its credit tightening program “at a pace that is likely to be measured.”)

Q: In light of market conditions during the period, what has been the fund’s strategy?

A: During the period, we pursued a “barbell” strategy. That is, we purchased longer-duration instruments with maturities of six to nine months and, increasingly, short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund’s portfolio to meet liquidity needs. During the fourth quarter of 2003, we increased the fund’s allocation in floating-rate securities. The purpose of this strategy was to position the fund to benefit if the economy began to create more jobs and the Fed decided to switch to a tightening bias earlier than expected. The interest rate of floating rate securities adjusts periodically, based on the position of the yield curve. There are floating rate securities that adjust daily, monthly and quarterly, based on indices such as LIBOR and the federal funds rate. Our decision to increase the fund’s allocation in floating rate securities worked well during the period when short-term interest rates rose following the issuance of more favorable economic and job growth statistics. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics. Toward the close of the period, we began to decrease the fund’s average maturity slightly so that more of the fund’s securities would mature more quickly. We would then plan to invest more of the fund’s assets at higher interest rates when the Fed began to increase the federal funds rate. On May 31 the fund’s average maturity was 77 days.

Money market yield curve 5/31/04 versus 5/31/03 (7-day yield)

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

3

Q: How did the fund perform over its most recent fiscal year?

A: During the 12-month period ended May 31, 2004, Scudder Cash Investment Trust’s yield declined from 0.52% on May 31, 2003 to 0.43% on May 31, 2004. All performance is historical and does not guarantee future results. The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Yields fluctuate and are not guaranteed. Recent declines and any future declines in interest rate levels could cause this fund’s earnings to fall below the fund’s expense ratio, resulting in negative yield. The advisor has agreed to waive expenses as necessary to maintain a positive yield. The waiver may be changed or terminated at any time without notice. For current yield information, please visit our Web site for the fund’s most recent month-end performance: myScudder.com for S shares and aarp.scudder.com for AARP shares.

Given the volatility of the money market yield curve, during the third and fourth quarter of 2003 we were able to pick up some additional yield for the fund as short-term rates rose. However, through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. The curve flattening occurred as market participants bought longer-term money market issues and sent their interest rates lower, thinking that the Fed wouldn’t act to raise rates as quickly as had been anticipated. As securities within the portfolio matured, we invested at lower interest rate levels. When short-term interest rates spiked during the second quarter, the fund benefited from its approximately 25% allocation in floating rate securities. But while we now expect the Fed to raise interest rates at least two times during the summer, we are reserving judgment about further rate increases beyond that point because the extent of US economic recovery is not yet clear. We are therefore maintaining a conservative maturity stance at present.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we’ve said. At the time, we were anticipating a fed funds rate increase in August at the earliest. The news about jobs, and the market’s reaction in raising short-term interest rates dramatically, detracted from performance as the fund’s average maturity was longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend the fund’s maturity.

Trust’s Class S Shares Yields

	7-day current yield*	7-day compounded effective yield**
May 31, 2004	0.43%	0.43%
May 31, 2003	0.52%	0.52%

*	The 7-day current yield is the annualized yield based on the most recent 7 days of interest earnings without reinvestment of income.
**	The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Yields will fluctuate and are not guaranteed.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

4

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 15.5%
ABN AMRO Bank NV, 1.17%, 1/3/2005	10,000,000	10,000,000
Banco Bilboa Vizcaya Argentaria SA, 1.11%, 6/30/2004	15,000,000	15,000,238
Barclays Bank PLC, 1.27%, 1/12/2005	5,000,000	5,000,000
Credit Agricole Indosuez SA, 1.18%, 10/29/2004	10,000,000	10,000,000
Depfa Bank Europe PLC, 1.185%, 10/26/2004	20,000,000	20,000,000
HBOS Treasury Service PLC, 1.08%, 9/27/2004	5,000,000	5,000,000
Lloyds Bank, 1.25%, 10/15/2004	10,000,000	10,003,675
Societe Generale:
1.17%, 10/22/2004	15,000,000	15,000,000
1.185%, 1/4/2005	10,000,000	10,000,000
Toronto Dominion Bank, 1.14%, 12/30/2004	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $125,003,913)		125,003,913
Commercial Paper 31.2%
CC (USA), Inc., 1.08%**, 7/20/2004	5,000,000	4,992,650
CIT Group, Inc., 1.15%**, 8/16/2004	5,000,000	4,987,861
Dorada Finance, Inc., 1.08%**, 7/20/2004	25,000,000	24,931,750
Government of Quebec, 1.34%**, 1/11/2005	35,000,000	34,708,178
Grampian Funding Ltd.:
1.094%**, 7/8/2004	7,000,000	6,992,086
1.1%**, 8/9/2004	20,000,000	19,957,833
K2 (USA) LLC:
1.067%**, 9/28/2004	10,000,000	9,963,970
1.51%**, 11/30/2004	10,000,000	9,923,661
Lake Constance Funding LLC, 1.05%**, 7/21/2004	10,000,000	9,985,417
Old Line Funding Corp., 1.22%**, 8/20/2004	25,000,000	24,932,222
Scaldis Capital LLC:
1.05%**, 6/22/2004	20,000,000	19,987,750
1.09%**, 7/30/2004	20,000,000	19,964,272
Spintab Swedmortgage, 1.09%**, 8/18/2004	15,000,000	14,964,575
Total SA, 1.05%**, 6/1/2004	35,000,000	35,000,000
Tulip Funding Corp., 1.28%**, 8/31/2004	10,000,000	9,967,645
Total Commercial Paper (Cost $251,259,870)		251,259,870
Floating Rate Notes 20.7%
American Honda Finance Corp., 144A, 1.26%*, 9/10/2004	5,000,000	5,002,720
Associates Corp. of North America, Senior Note, 1.21%*, 6/15/2004	15,000,000	15,000,000
Bayerische Landesbank Girozentrale, 1.06%*, 8/25/2004	18,000,000	17,999,987
CC (USA), Inc., 144A, 1.055%*, 7/21/2004	30,000,000	29,999,793
Depfa Bank Europe PLC, 1.27%*, 6/15/2005	10,000,000	10,000,000
Granite Mortgage PLC, “1A1” Series 2004-1, 1.06%*, 12/20/2004	14,987,342	14,987,342
Norddeutsche Landesbank, 1.05%*, 3/29/2005	20,000,000	19,998,361
Permanent Financing PLC, “1A”, Series 4, 1.05%*, 3/10/2005	25,000,000	25,000,000
Sheffield Receivables Corp., 1.05%*, 1/25/2005	10,000,000	9,999,344
Swedbank AB, 1.06%*, 10/12/2004	9,000,000	8,999,502
Tango Finance Corp., 144A, 1.06%*, 3/22/2005	10,000,000	9,999,588
Total Floating Rate Notes (Cost $166,986,637)		166,986,637

5

US Government Sponsored Agencies 11.1%
Freddie Mac, 1.1%*, 10/7/2005	30,000,000	30,000,000
Federal Home Loan Mortgage Corp.:
1.4%, 1/11/2005	25,000,000	24,782,222
4.5%, 8/15/2004	9,650,000	9,711,899
Federal National Mortgage Association:
1.09%**, 8/11/2004	10,000,000	9,978,503
1.064%**, 9/10/2004	10,000,000	9,969,700
1.75%, 5/23/2005	5,000,000	5,000,000
Total US Government Sponsored Agencies (Cost $89,442,324)		89,442,324

Municipal Investments 3.3%
Texas, General Obligation, Series A-2, 1.08%, 12/1/2029 (b) (c)	12,500,000	12,500,000
Texas, General Obligation, Series B, 1.08%, 12/1/2029 (b) (c)	14,100,000	14,100,000
Total Municipal Investments (Cost $26,600,000)		26,600,000
Short-Term Notes 1.4%
CC (USA), Inc., 144A, 1.335%, 8/13/2004	5,000,000	5,000,000
Nissan Auto Receivables Owners Trust, “1A1”, Series 2004-A, 1.07%, 3/15/2005	6,365,849	6,365,849
Total Short-Term Notes (Cost $11,365,849)		11,365,849

Promissory Note 1.9%
Goldman Sachs Group, Inc., 1.25%, 10/25/2004 (Cost $15,000,000)	15,000,000	15,000,000

Repurchase Agreements 14.9%
Bank of America, 1.04%, dated 5/28/2004, to be repurchased at $117,013,520 on 6/1/2004 (d)	117,000,000	117,000,000
State Street Bank and Trust Co., 0.95% dated 5/28/2004, to be repurchased at $2,806,296 on 6/1/2004 (e)	2,806,000	2,806,000
Total Repurchase Agreements (Cost $119,806,000)		119,806,000
Total Investment Portfolio - 100.0% (Cost $805,464,593) (a)		805,464,593

*	Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2004.
**	Annualized yield at the time of purchase; not a coupon rate.
(a)	Cost for federal income tax purposes was $805,464,593.
(b)	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2004.
(c)	Security incorporates a letter of credit or line of credit from a major bank.
(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
66,094,809	Federal Home Loan Mortgage Corp.	5.0	11/1/2018	66,303,668
54,255,624	Federal National Mortgage Association	5.0-5.5	5/1/2024 -4/1/2034	52,583,319
Total Collateral Value				118,886,987

(e)	Collateralized by a $2,365,000 US Treasury Bond, 7.25%, maturing on 5/15/2016 with a value of $2,863,641.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

6

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004

Assets
Investments:
Investments in securities, at amortized cost	$685,658,593
Repurchase agreements, at amortized cost	119,806,000
Total investments in securities, at amortized cost	805,464,593
Cash	603,120
Interest receivable	931,544
Receivable for Fund shares sold	5,154,389
Due from Advisor	520,717
Total assets	812,674,363
Liabilities
Dividend payable	10,080
Payable for Fund shares redeemed	2,030,452
Accrued management fee	294,941
Other accrued expenses and payables	367,379
Total liabilities	2,702,852
Net assets, at value	$809,971,511

Net Assets
Net assets consist of: Undistributed net investment income	882,134
Accumulated net realized gain (loss)	(452,678)
Paid-in capital	809,542,055
Net assets, at value	$809,971,511

Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($198,046,850 / 198,291,704 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class S Net Asset Value, offering and redemption price per share ($611,924,661 / 611,514,624 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

7

Statement of Operations for the year ended May 31, 2004

Investment Income
Income: Interest	$10,257,256
Expenses: Management fee	3,920,391
Administrative fee	3,004,791
Services to shareholders*	552,875
Trustees’ fees and expenses	32,237
Other*	75,643
Total expenses, before expense reductions	7,585,937
Expense reductions	(776,957)
Total expenses, after expense reductions	6,808,980
Net investment income	3,448,276
Net realized gain (loss) on investment transactions	66,144
Net increase (decrease) in net assets resulting from operations	$3,514,420

*	Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note B of the Notes to Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

8

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income	$3,448,276	$8,773,574
Net realized gain (loss) on investment transactions	66,144	25,284
Net increase (decrease) in net assets resulting from operations	3,514,420	8,798,858
Distributions to shareholders from: Net investment income: Class AARP	(744,882)	(2,364,183)
Class S	(2,182,538)	(6,552,261)
Fund share transactions: Proceeds from shares sold	681,513,518	758,410,819
Reinvestment of distributions	2,820,388	8,490,523
Cost of shares redeemed	(842,327,083)	(892,350,403)
Net increase (decrease) in net assets from Fund share transactions	(157,993,177)	(125,449,061)
Increase (decrease) in net assets	(157,406,177)	(125,566,647)
Net assets at beginning of period	967,377,688	1,092,944,335
Net assets at end of period (including undistributed net investment income of $882,134 and $361,164, respectively)	$809,971,511	$967,377,688

The accompanying notes are an integral part of the financial statements.

9

Financial Highlights

Class AARP

Years Ended May 31,	2004		2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00
Income from investment operations: Net investment income	.003		.008	.020	.040
Less distributions from: Net investment income	(.003)		(.008)	(.020)	(.040)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00
Total Return (%)	.33	[b]	.84	1.96	4.10	[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	198		251	295	361
Ratio of expenses before expense reductions (%)	.86		.84	.83	.79	[d]*
Ratio of expenses after expense reductions (%)	.77		.84	.83	.79	[d]*
Ratio of net investment income (%)	.39		.85	2.01	5.30	*

[a]	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[b]	Total returns would have been lower had certain expenses not been reduced.
[c]	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[d]	The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.
*	Annualized
**	Not annualized

10

Class S

Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.003	.008	.020	.055	.048
Less distributions from:
Net investment income	(.003)	(.008)	(.020)	(.055)	(.048)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	.33[a]	.84	1.98	5.59[a,b]	5.01[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	612	716	798	977	981
Ratio of expenses before expense reductions (%)	.85	.84	.83	.84[c]	1.05[d]
Ratio of expenses after expense reductions (%)	.77	.84	.83	.80[c]	.90[d]
Ratio of net investment income (%)	.39	.85	2.01	5.44	4.86

[a]	Total returns would have been lower had certain expenses not been reduced.
[b]	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.
[c]	The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .99% and .85%, respectively.

11

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Investment Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $453,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2005 ($236,000), May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000) and May 31, 2010 ($186,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all net realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$892,214
Capital loss carryforwards	$(453,000)

In addition, during the years ended May 31, 2004 and May 31, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2004	2003
Distributions from ordinary income	$2,927,420	$8,916,444

12

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund’s average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$760,338
Class S	2,244,453
$3,004,791

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.72% and 0.72% for Class S and AARP shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees).

For the year ended May 31, 2004, the Advisor has agreed to reimburse the Fund an additional $520,717 for expenses.

Service Provider Fees.

Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2004
Class AARP	137,040	76,550	60,490
Class S	365,512	179,375	186,137

	$502,552	$255,925	$246,627

13

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $18,849, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2004, custodian fees were reduced by $315 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	95,748,410	$95,813,674	126,075,475	$126,075,476
Class S	585,656,194	585,699,844	632,335,250	632,335,343
		$681,513,518		$758,410,819

Shares issued to shareholders in reinvestment of distributions
Class AARP	694,855	$694,855	2,191,298	$2,191,298
Class S	2,125,533	2,125,533	6,299,225	6,299,225

		$2,820,388		$8,490,523

Shares redeemed

Class AARP	(149,834,926)	$(149,834,926)	(171,899,470)	$(171,899,471)
Class S	(692,387,581)	(692,492,157)	(720,450,931)	(720,450,932)

		$(842,327,083)		$(892,350,403)

Net increase (decrease) from capital share transactions

Class AARP	(53,391,661)	$(53,326,397)	(43,632,697)	$(43,632,697)
Class S	(104,605,854)	(104,666,780)	(81,816,456)	(81,816,364)

		$(157,993,177)		$(125,449,061)

14

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the “Fund”) at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2004	PricewaterhouseCoopers LLP

15

Tax Information (Unaudited)

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

16

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

17

Officers[2]

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management
Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 345 Park Avenue, New York, New York
[4]	Address: One South Street, Baltimore, Maryland

18

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy, call your service representative.
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	165	065

19

Notes

Scudder Cash Reserves Fund

Annual Report to Shareholders

September 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted. Please visit scudder.com for the product’s most recent month-end performance.

There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns for Class A, B and C during all periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04

Scudder Cash Reserves Fund	1-Year	3-Year	5-Year	10-Year
Class A	.17%	.47%	2.23%	3.42%
Class B	.05%	.18%	1.67%	2.64%
Class C	.05%	.20%	1.81%	2.84%

Source: Deutsche Investment Management Americas Inc.

Distribution Information

	Class A		Class B		Class C
Distribution Information:
Twelve Months:
Income Dividends as of 9/30/04	$.0017		$.0005		$.0005
September Income Dividend	$.0005		$.0000	*	$.0000	*
7-day Current Yield	.65	%**	.05	%**	.05	%**
7-day Effective Yield	.65	%**	.05	%**	.05	%**

The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

*	Less than .0001
**	Yields reflect a partial fee waiver during this period to maintain a minimum distribution yield which improved results. Without these waivers, yields would have been .65%, -.38% and -.30% for the current yield and .65%, -.38% and -.30% for the effective yield for Class A, B and C, respectively, at September 30, 2004.

2

Average Annual Total Returns (Adjusted for Sales Charge) as of 9/30/04

Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,017	$10,143	$11,164	$13,995
	Average annual total return	.17%	.47%	2.23%	3.42%
Class B	Growth of $10,000	$9,705	$9,854	$10,766	$12,981
	Average annual total return	-2.95%	-.49%	1.49%	2.64%
Class C	Growth of $10,000	$10,005	$10,060	$10,940	$13,235
	Average annual total return	.05%	.20%	1.81%	2.84%

The growth of $10,000 is cumulative.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

3

Expenses and Value of a $1,000 Investment

for the six months ended September 30, 2004

Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/04	$1,001.40	$1,000.20	$1,000.20
Expenses Paid per $1,000*	$5.23	$6.34	$6.33

Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/04	$1,019.84	$1,018.74	$1,018.74
Expenses Paid per $1,000*	$5.28	$6.39	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Cash Reserves Fund	1.04%	1.26%	1.26%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

Scudder Cash Reserves Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Reserves Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

4

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Lead Portfolio Manager Geoffrey Gibbs and other members of the fund’s management team discuss the market environment and the portfolio team’s approach to managing Scudder Cash Reserves Fund during the fund’s most recent fiscal year ended September 30, 2004.

Q: Will you discuss the market environment for the fund during the 12-month period?

A: As economic recovery gathered momentum over the latter part of 2003, the market’s focus turned to the government’s monthly nonfarm payroll announcements; i.e., when would US economic activity accelerate to the point that a substantial number of jobs would be created and the Fed would switch from an accommodative to a tightening stance? At the start of the second quarter of 2004, the nonfarm payroll figure surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR rates spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August.1 The April and May jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation and hinted that it would soon take steps to remove its accommodative posture on short-term interest rates. In anticipation of a change in the Fed’s stance, we reduced average maturity. The markets reacted swiftly, with the yield curve steepening from April through June and the one-year LIBOR rate rising to 2.5%. Investors were anticipating that the fed funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed’s June meeting drew closer, we continued to reduce average maturity, purchasing only shorter-term issues, as the market began to “price in” additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a “measured” pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

[1]	LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

5

As we moved into the third quarter, US economic momentum hit a “soft patch” as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. Meanwhile, the Fed raised rates in increments of 25 basis points two times, at its August and September meetings. Because of the slackening in the economy, however, the market downgraded its forecast for Fed rate hikes during the remainder of 2004: It predicted one more 25-basis- point move in November, no action in December, and a 2% fed funds rate by year end.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a $1 share price and produce a competitive yield in the Scudder Cash Reserves Fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: During the second half of 2003 and the first quarter of this year, we pursued a “barbell” strategy within these portfolios. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund’s portfolio to meet liquidity needs. In the second quarter of 2004, the yield curve steepened considerably in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to sharply decrease the fund’s average maturity, limiting our purchases to three months and shorter. As the employment picture moderated, we selectively purchased securities of slightly longer maturity, while maintaining a weighted average maturity of approximately 37 to 74 days during the period.

During this period, we increased the fund’s allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Our decision to increase our allocation in this sector helped performance during the period.

Q: What detracted from performance during the period?

A: As we moved into the third quarter of 2004, when the yield curve began to flatten, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and missed the recent top of the LIBOR rate at 2.5%. Given the dramatic turns in economic data thus far this year, we feel it is prudent to keep maturity shorter - and forgo some yield pickup - when the direction of interest rates has been so volatile.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6

Portfolio Summary September 30, 2004

Portfolio Composition	9/30/04	9/30/03
Commercial Paper	32%	37%
Floating Rate Notes	22%	16%
Certificates of Deposit and Bank Notes	17%	16%
Repurchase Agreements	14%	5%
US Government Sponsored Agencies	9%	18%
Promissory Notes	2%	—
Short-Term Notes	2%	8%
Guaranteed Investment Contracts	2%	—
	100%	100%

Portfolio composition is subject to change. For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

7

Investment Portfolio as of September 30, 2004

	Principal Amount ($)	Value ($)
Commercial Paper 32.5%
Apreco LLC, 144A, 1.79%**, 10/29/2004	3,000,000	2,995,823
Cancara Asset Securitization LLC, 1.85%**, 12/10/2004	8,000,000	7,971,222
CIT Group, Inc.:
1.62%**, 10/18/2004	3,000,000	2,997,705
1.73%**, 11/12/2004	3,000,000	2,993,945
CRC Funding LLC, 1.6%**, 11/1/2004	5,000,000	4,993,111
General Electric Capital Corp., 1.88%**, 2/1/2005	3,000,000	2,980,730
Giro Funding US Corp., 1.77%**, 10/15/2004	13,000,000	12,991,052
Goldman Sachs Group, Inc., 1.62%**, 11/23/2004	6,000,000	5,985,690
Grampian Funding Ltd., 1.6%**, 10/20/2004	6,000,000	5,994,934
Greyhawk Funding LLC, 1.61%**, 11/8/2004	6,000,000	5,989,803
K2 (USA) LLC:
1.61%**, 11/1/2004	3,000,000	2,995,841
1.8%**, 10/25/2004	4,000,000	3,995,200
1.87%**, 2/18/2005	3,000,000	2,978,183
KFW International Finance Inc., 1.23%**, 11/10/2004	4,000,000	3,994,533
Lake Constance Funding LLC:
1.25%**, 10/20/2004	4,000,000	3,997,361
1.3%**, 10/20/2004	3,000,000	2,997,942
1.79%**, 10/22/2004	6,000,000	5,993,735
Liberty Street Funding Corp., 1.78%**, 10/18/2004	10,000,000	9,991,595
Prudential PLC, 1.65%**, 10/29/2004	3,000,000	2,996,150
RWE AG, 1.56%**, 10/18/2004	3,000,000	2,997,790
Total Commercial Paper (Cost $98,832,345)		98,832,345
Short Term Notes 2.2%
American General Finance Corp., 7.45%, 1/15/2005 (Cost $6,773,487)	6,655,000	6,773,487
US Government Sponsored Agencies 8.6%
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	3,000,000	3,000,000
1.538%*, 10/7/2005	12,000,000	12,000,000

Federal National Mortgage Association:
Zero Coupon, 11/12/2004	3,000,000	2,994,855
1.75%, 5/23/2005	5,000,000	5,000,000
1.835%**, 2/16/2005	3,000,000	2,978,898
Total US Government Sponsored Agencies (Cost $25,973,753)		25,973,753
Floating Rate Notes* 22.0%
Canadian Imperial Bank Commerce, 1.79%, 4/14/2005	5,000,000	5,005,304
CIT Group, Inc., 1.87%, 12/1/2004	9,000,000	9,001,125
Credit Suisse First Boston, 1.87%, 9/9/2005	6,000,000	6,001,321
Depfa Bank Europe PLC, 1.86%, 6/15/2005	3,000,000	3,000,000

Merrill Lynch & Co., Inc.:
1.738%, 2/17/2005	11,000,000	10,999,793
2.068%, 1/14/2005	2,000,000	2,001,961

Morgan Stanley:
1.86%, 2/18/2005	11,000,000	11,000,000
1.86%, 4/19/2005	3,000,000	3,000,000
Swedbank AB, 1.7%, 10/12/2004	5,000,000	4,999,977
Tango Finance Corp., 144A, 1.72%, 12/13/2004	3,000,000	2,999,850
Wells Fargo & Co., 2.001%, 10/1/2004	9,000,000	8,999,805
Total Floating Rate Notes (Cost $67,009,136)		67,009,136

8

Certificates of Deposit and Bank Notes 16.8%
ABN Amro Bank NV, 1.45%, 11/17/2004	6,000,000	6,001,642
Bank of America NA, 1.75%, 12/16/2004	5,000,000	5,000,000
Barclays Bank PLC, 1.21%, 10/19/2004	3,000,000	2,999,444
BNP Paribas, 1.55%, 10/22/2004	11,000,000	10,999,281
HSBC Bank USA, 1.6%, 11/10/2004	4,000,000	4,000,000
KBC Bank NV, 1.47%, 11/12/2004	10,000,000	9,999,880
Societe Generale, 1.185%, 1/4/2005	4,000,000	4,000,000
Toronto Dominion Bank, 1.25%, 12/31/2004	3,000,000	3,000,893
Wells Fargo Bank NA, 1.79%, 11/12/2004	5,000,000	5,000,142
Total Certificates of Deposit and Bank Notes (Cost $51,001,282)		51,001,282

Guaranteed Investment Contracts 2.0%
New York Life Insurance Co., 1.98%, 9/20/2005 (Cost $6,000,000)	6,000,000	6,000,000

Promissory Notes 2.3%
Goldman Sachs Group, Inc., 1.25%, 10/25/2004 (Cost $7,000,000)	7,000,000	7,000,000

Repurchase Agreements 13.8%
Goldman Sachs Co., Inc., 1.81%, dated 9/27/2004, to be repurchased at $15,005,279 on 10/4/2004 (b)	15,000,000	15,000,000
JPMorgan Chase, Inc., 1.91%, dated 9/30/2004, to be repurchased at $25,001,326 on 10/1/2004 (c)	25,000,000	25,000,000
State Street Bank and Trust Co., 1.75%, dated 9/30/04, to be repurchased at $1,993,097 on 10/1/2004 (d)	1,993,000	1,993,000
Total Repurchase Agreements (Cost $41,993,000)		41,993,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $304,583,003) (a)	100.2	304,583,003
Other Assets and Liabilities, net	(0.2)	(543,950)
Net Assets	100.0	304,039,053

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	Cost for federal income tax purposes was $304,583,003.
(b)	Collateralized by $15,335,305 Federal National Mortgage Association, 5.0%, maturing on 3/1/2034 with a value of $15,300,000.
(c)	Collateralized by $23,634,289 Federal Home Loan Mortgage Corp., 4.0%-6.2%, maturing on various dates from 5/10/2010 until 12/15/2016 with a value of $24,049,340 and by $1,435,259 Federal National Mortgage Association, 4.5%, maturing on 1/25/2017 with a value of $1,453,074.
(d)	Collateralized by $2,035,000 Federal National Mortgage Association, 1.875%, maturing on 2/15/2005 with a value of $2,037,861.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

9

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004

Assets
Investments:

Investments in securities, at amortized cost	$262,590,003
Repurchase agreements	41,993,000
Total investments in securities, at amortized cost (cost $304,583,003)	304,583,003
Cash	9,039,892
Interest receivable	657,362
Receivable for Fund shares sold	453,846
Due from Advisor	57,778
Other assets	45,998
Total assets	314,837,879
Liabilities
Dividends payable	16,842
Payable for investments purchased	9,039,076
Payable for Fund shares redeemed	1,244,500
Accrued management fee	105,417
Other accrued expenses and payables	392,991
Total liabilities	10,798,826
Net assets, at value	$304,039,053
Net Assets
Net assets consist of: Undistributed net investment income	66,064
Accumulated net realized gain (loss)	(15,145)
Paid-in capital	303,988,134
Net assets, at value	$304,039,053

The accompanying notes are an integral part of the financial statements.

10

Statement of Assets and Liabilities as of September 30, 2004 (continued)

Net Asset Value

Class A Net Asset Value, offering and redemption price per share ($149,434,427 / 149,409,601 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($99,191,438 / 99,182,635 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($55,413,188 / 55,400,188 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

11

Statement of Operations for the year ended September 30, 2004

Investment Income

Income: Interest	$4,106,291
Expenses: Management fee	1,310,325
Services to shareholders	1,546,548
Custodian fees	25,784
Distribution service fees	2,152,841
Auditing	35,204
Legal	21,514
Trustees’ fees and expenses	33,232
Reports to shareholders	33,275
Registration fees	71,643
Other	24,956
Total expenses, before expense reductions	5,255,322
Expense reductions	(1,568,242)
Total expenses, after expense reductions	3,687,080
Net investment income	419,211
Net realized gain (loss) on investment transactions	4,528
Net increase (decrease) in net assets resulting from operations	$423,739

The accompanying notes are an integral part of the financial statements.

12

Statement of Changes in Net Assets

	Years Ended September 30,
	2004	2003
Increase (Decrease) in Net Assets
Operations: Net investment income	$419,211	$953,130
Net realized gain (loss) on investment transactions	4,528	(946)
Net increase (decrease) in net assets resulting from operations	423,739	952,184
Distributions to shareholders from net investment income: Class A	(255,343)	(676,638)
Class B	(53,899)	(237,066)
Class C	(28,066)	(99,627)
Fund share transactions: Proceeds from shares sold	308,415,145	547,815,043
Reinvestment of distributions	309,974	974,097
Cost of shares redeemed	(426,426,800)	(628,043,185)
Net increase (decrease) in net assets from Fund share transactions	(117,701,681)	(79,254,045)
Increase (decrease) in net assets	(117,615,250)	(79,315,192)
Net assets at beginning of period	421,654,303	500,969,495
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $66,064 and $15,839, respectively)	$304,039,053	$421,654,303

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

Class A

Years Ended September 30,	2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	.002		.004		.009	.04	.05
Distributions from net investment income	(.002)		(.004)		(.009)	(.04)	(.05)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	.17	[a]	.36	[a]	.89	4.40	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149		187		226	271	252
Ratio of expenses before expense reductions (%)	1.08		1.09		1.14	.93	.93
Ratio of expenses after expense reductions (%)	1.07		1.09		1.14	.93	.92
Ratio of net investment income (%)	.17		.37		.97	4.26	5.27

[a]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended September 30,	2004		2003		2002		2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	.0005		.001		.004		.03	.04
Distributions from net investment income	(.0005)		(.001)		(.004)		(.03)	(.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)[a]	.05	[b]	.14	[b]	.35	[b]	3.42	4.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99		153		195		228	202
Ratio of expenses before expense reductions (%)	2.04		1.99		2.01		1.89	1.87
Ratio of expenses after expense reductions (%)	1.15		1.35		1.75		1.89	1.86
Ratio of net investment income (%)	.09		.11		.37		3.34	4.33

[a]	Total returns do not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.

Class C

Years Ended September 30,	2004		2003		2002		2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	.0005		.001		.004		.04	.05
Distributions from net investment income	(.0005)		(.001)		(.004)		(.04)	(.05)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)[a]	.05	[b]	.14	[b]	.41	[b]	3.76	4.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55		82		79		96	79
Ratio of expenses before expense reductions (%)	2.01		2.01		1.91		1.62	1.57
Ratio of expenses after expense reductions (%)	1.15		1.31		1.67		1.62	1.56
Ratio of net investment income (%)	.09		.15		.44		3.59	4.63

[a]	Total returns do not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.

14

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the “Fund”) is a diversified series of Scudder Portfolios (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $15,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($9,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

15

At September 30, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$110,248
Capital loss carryforwards	$(15,000)

In addition, during the years ended September 30, 2004 and September 30, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$337,308	$1,013,331

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund’s average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund’s average daily net assets.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. This waiver may be changed or terminated at any time without notice.

Service Provider Fees. Scudder Investments Service Company (”SISC”), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund’s Class A, B and C shares. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class A, Class B and Class C shares. For the year ended September 30, 2004, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$486,995	$6,374	$75,098
Class B	533,948	533,948	—
Class C	257,448	257,448	—
	$1,278,391	$797,770	$75,098

16

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class B	$869,204	$209,390	$—
Class C	454,499	114,708	—
	$1,323,703	$324,098	$—

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004	Effective Rate
Class A	$387,903	$—	$72,563.25%
Class B	289,735	289,735	—	.00%
Class C	151,500	151,500	—	.00%
	$829,138	$441,235	$72,563

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $2,256 for expenses.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2004.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $830,082 and $16,633, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $12,178.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

17

C. Expense Off-Set Arrangement

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the year ended September 30, 2004, the Fund’s custodian and transfer agent fees were reduced by $468 and $2,415, respectively.

D. Line of Credit

The Fund and several other affiliated funds (the ”Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	146,608,929	$146,610,774	266,226,366	$266,226,367
Class B	96,020,893	96,020,882	162,804,076	162,795,914
Class C	65,783,492	65,783,489	118,792,761	118,792,762
		$308,415,145		$547,815,043
Shares issued to shareholders in reinvestment of distributions
Class A	233,847	$233,847	660,886	$660,885
Class B	49,483	49,483	220,689	220,689
Class C	26,644	26,644	92,523	92,523
		$309,974		$974,097
Shares redeemed
Class A	(184,282,547)	$(184,282,519)	(306,253,975)	$(306,254,444)
Class B	(150,137,447)	(150,137,501)	(205,068,344)	(205,068,370)
Class C	(92,006,774)	(92,006,780)	(116,720,149)	(116,720,371)
		$(426,426,800)		$(628,043,185)
Net increase (decrease)
Class A	(37,439,771)	$(37,437,898)	(39,366,723)	$(39,367,192)
Class B	(54,067,071)	(54,067,136)	(42,043,579)	(42,051,767)
Class C	(26,196,638)	(26,196,647)	2,165,135	2,164,914
		$(117,701,681)		$(79,254,045)

18

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Cash Reserves Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Cash Reserves Fund (the “Fund”), one of the portfolios constituting Scudder Portfolios, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Cash Reserves Fund of Scudder Portfolios, at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 19, 2004	/s/ Ernst & Young LLP

19

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85

20

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer and Director of Putnam Mutual Funds Inc. (1990-1999)	140

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette[5] (1962)Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970)Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954)Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson[5] (1962)Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959)Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 280 Park Avenue, New York, New York
[4]	Address: 345 Park Avenue, New York, New York
[5]	Address: Two International Place, Boston, Massachusetts
[6]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

21

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
CUSIP Number	811195-403	811195-502	811195-601
Fund Number	74	274	374

22

Notes

SCUDDER

INVESTMENTS

Money Market Funds

Classes A, B and C

Prospectus

February 1, 2005

Scudder Cash Reserves Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

3

		Class A	Class B	Class C
	fund number	074	274	374
Scudder Cash Reserves Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of capital.

The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing exclusively in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

4

Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may buy securities from many types of issuers, including the US government, corporations and municipalities. The fund may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

6

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the total returns for the fund’s Class B shares have varied from year to year, which may give some idea of risk. The chart doesn’t reflect sales loads; if it did, returns would be lower. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions.

As of December 31, 2004, the fund’s 7-day yield was 0.06%. To learn the current 7-day yield, investors may call (800) 621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Reserves Fund

Annual Total Returns (%) as of 12/31 each year	Class B

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	4.44
1996	3.51
1997	3.50
1998	3.44
1999	3.29
2000	4.75
2001	2.30
2002	0.26
2003	0.09
2004	0.05

For the periods included in the bar chart:

Best Quarter:	1.25%, Q4 2000	Worst Quarter:	0.01%, Q2 2004

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class A	0.35	2.01	3.32
Class B	0.05	1.47	2.55
Class C	0.05	1.60	2.75

The table includes the effects of maximum sales loads.

Total returns for 2002, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Recent and any future declines in interest rate levels could cause the fund’s earnings to fall below the fund’s expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None*	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)	None**	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.40%	0.40%	0.40%
Distribution/Service (12b-1) Fee	0.25	1.00	1.00
Other Expenses***	0.43	0.64	0.61

Total Annual Operating Expenses	1.08	2.04	2.01

*	The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds.
**	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the fund acquired directly but only to shares acquired on exchange from another Scudder fund purchased under the Large Order NAV Purchase Privilege.
***	Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$110	$343	$595	$1,317
Class B shares	607	940	1,298	1,894
Class C shares	304	630	1,083	2,338

Expenses, assuming you kept your shares
Class A shares	$110	$343	$595	$1,317
Class B shares	207	640	1,098	1,894
Class C shares	204	630	1,083	2,338

9

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

10

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.40% of its average daily net assets.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

11

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

12

Financial Highlights

These tables are designed to help you understand the fund’s financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (see “Shareholder reports” on the last page).

Scudder Cash Reserves Fund — Class A

Years Ended September 30,	2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	.002		.004		.009	.04	.05
Distributions from net investment income	(.002)		(.004)		(.009)	(.04)	(.05)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (%)	.17	[a]	.36	[a]	.89	4.40	5.43

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149		187		226	271	252
Ratio of expenses before expense reductions (%)	1.08		1.09		1.14	.93	.93
Ratio of expenses after expense reductions (%)	1.07		1.09		1.14	.93	.92
Ratio of net investment income (%)	.17		.37		.97	4.26	5.27

[a]	Total return would have been lower had certain expenses not been reduced.

13

Scudder Cash Reserves Fund — Class B

Years Ended September 30,	2004		2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	.0005		.001		.004	.03	.04
Distributions from net investment income	(.0005)		(.001)		(.004)	(.03)	(.04)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (%)[a]	.05	[b]	.14	[b]	.35[b]	3.42	4.49

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99		153		195	228	202
Ratio of expenses before expense reductions (%)	2.04		1.99		2.01	1.89	1.87
Ratio of expenses after expense reductions (%)	1.15		1.35		1.75	1.89	1.86
Ratio of net investment income (%)	.09		.11		.37	3.34	4.33

[a]	Total returns do not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.

14

Scudder Cash Reserves Fund — Class C

Years Ended September 30,	2004		2003	2002		2001	2000
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00
Net investment income	.0005		.001	.004		.04	.05
Distributions from net investment income	(.0005)		(.001)	(.004)		(.04)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return (%)[a]	.05	[b]	.14	.41	[b]	3.76	4.81

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55		82	79		96	79
Ratio of expenses before expense reductions (%)	2.01		2.01	1.91		1.62	1.57
Ratio of expenses after expense reductions (%)	1.15		1.31	1.67		1.62	1.56
Ratio of net investment income (%)	.09		.15	.44		3.59	4.63

[a]	Total returns do not reflect the effect of any sales charges.
[b]	Total return would have been lower had certain expenses not been reduced.

15

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

16

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers another class of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

The fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder funds and not as a stand-alone money market fund. Thus, investors may consider purchasing shares of the fund on exchange from a like class of another Scudder fund, or as part of an asset allocation strategy across like class shares of several Scudder funds. In addition, investors may consider purchasing shares of the fund with the intention of gradually exchanging into like class shares of one or more Scudder funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the fund will play as the money market fund alternative within that structure. Since Class A shares of the fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the fund would not be appropriate as a stand-alone investment that is not integrated into an investment program across like class shares of other Scudder funds.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

17

Classes and features	Points to help you compare
Class A
• No charges when you buy shares • In most cases, no sales charge when you sell shares • Up to 0.25% annual service fee

•      Total annual expenses are lower than those for Class B or Class C

•      The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds

Class B
• No charges when you buy shares • Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years • 1.00% annual distribution/service fee	• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C
• No charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year • 1.00% annual distribution/service fee	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

18

Class A shares

Class A shares have no sales charges when you buy shares. Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

If you later exchange Class A shares of the fund for Class A shares of another Scudder fund, you’ll be charged any applicable sales charges. However, if you bought shares of the fund by exchange from a Scudder fund where you already paid a sales charge, you will be credited for the sales charges you paid if you later exchange back into a fund with a Class A sales charge.

If you’re investing $1 million or more in another Scudder fund, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced sales charges for other Scudder funds.

19

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00%
Fourth or fifth year	2.00%
Sixth year	1.00%
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

20

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

21

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan
Through a financial advisor • Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for You
By mail or express mail (see below)
• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	• Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below
• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions
By wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions
By phone Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

•      To set up regular investments from a bank checking account, call (800) 621-1048 or return your Automatic Investment Plan form along with your investment check to the appropriate address

• To set up regular investments from a bank checking account, call (800) 621-1048
On the Internet
Not available	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and register
• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 210 West 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

22

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 27
Through a financial advisor • Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you
By phone or wire	• Call (800) 621-1048 for instructions
• Call (800) 621-1048 for instructions
By mail, express mail or fax (see previous page)
Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and Address, as they appear on your Account

•      a daytime telephone number

With an automatic exchange plan
• To set up regular exchanges from a fund account, call (800) 621-1048	Not available
With an automatic withdrawal plan
Not available	• To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet • Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line exchanges	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making On-line redemptions

23

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

24

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

25

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in “good order,” it will be processed at the next share price calculated.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of “market timing” or other frequent purchases or sales. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases. We may also reject or limit purchase orders for these or other reasons.

26

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks issued by credit card companies, or Internet-based companies or checks drawn on foreign banks.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

27

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner)

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege in another Scudder fund, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares in another Scudder fund with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

28

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate the net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors and certain investors in Class A shares, a contingent deferred sales charge may be taken out of the proceeds (see “Choosing a Share Class”). As noted earlier, the fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

29

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts or if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or, in any case, where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

30

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders: The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

31

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder Cash Reserves Fund 811-3440

32

Scudder Cash Investment Trust

Class A, Class B and Class C Shares

Prospectus

SCUDDER

INVESTMENTS

Money Market Funds

Classes A, B and C

Prospectus

July 5, 2005

Scudder Cash Investment Trust

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

This fund is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

Scudder Cash Investment Trust

The Fund’s Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

4

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Classes A, B and C shares are expected to commence operations after the completion of the reorganization of Scudder Cash Reserves Fund into Scudder Cash Investment Trust in September 2005 and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the fund’s original share class (Class S).

Although Class S shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

As of December 31, 2004, the fund’s 7-day yield was 1.42% for Class S. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.25
1996	4.70
1997	4.85
1998	4.83
1999	4.55
2000	5.78
2001	3.53
2002	1.08
2003	0.42
2004	0.73

2005 Total Return as of March 31: 0.45%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class S	0.73	2.29	3.55

Total returns from 1998 through 2001 and 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None	*	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a % of redemption proceeds)	None	**	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.46%		0.46%	0.46%
Distribution/Service (12b-1) Fee	0.25		1.00	1.00
Other Expenses***	0.49		0.65	0.55
Total Annual Operating Expenses	1.20		2.11	2.01

*	The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds.
**	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. The contingent deferred sales charge would not apply to shares of the fund acquired directly but only to shares acquired on exchange from another Scudder fund purchased under the Large Order NAV Purchase Privilege.
***	Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. Estimated since no Class A, B or C shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$122	$381	$660	$1,455
Class B shares	614	961	1,334	1,995
Class C shares	304	630	1,083	2,338

Expenses, assuming you kept your shares
Class A shares	$122	$381	$660	$1,455
Class B shares	214	661	1,134	1,995
Class C shares	204	630	1,083	2,338

9

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and its characteristics and risks, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

10

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.44% of its average daily net assets.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

11

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Because Class A, B and C shares of the fund are newly offered, there is no financial data available for these shares as of the date of this prospectus.

12

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

13

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. The fund offers other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

The fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder funds and not as a stand-alone money market fund. Thus, investors may consider purchasing shares of the fund on exchange from a like class of another Scudder fund, or as part of an asset allocation strategy across like class shares of several Scudder funds. In addition, investors may consider purchasing shares of the fund with the intention of gradually exchanging into like class shares of one or more Scudder funds (e.g., using a strategy of “dollar cost” averaging). In considering which class of the fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the fund will play as the money market fund alternative within that structure. Since Class A shares of the fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the fund would not be appropriate as a stand-alone investment that is not integrated into an investment program across like class shares of other Scudder funds.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

14

Classes and features	Points to help you compare
Class A

• No charges when you buy shares	• Total annual expenses are lower than those for Class B or Class C

• In most cases, no sales charge when you sell shares • Up to 0.25% annual service fee	• The sales charge applicable to other Scudder funds will apply for exchanges from Class A shares of the fund into Class A shares of other Scudder funds

Class B

• No charges when you buy shares	• The deferred sales charge rate falls to zero after six years

• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward

• 1.00% annual distribution/service fee

Class C

• No charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year	• The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

• 1.00% annual distribution/service fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

15

Class A shares

Class A shares have no sales charges when you buy shares. Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

If you later exchange Class A shares of the fund for Class A shares of another Scudder fund, you’ll be charged any applicable sales charges. However, if you bought shares of the fund by exchange from a Scudder fund where you already paid a sales charge, you will be credited for the sales charges you paid if you later exchange back into a fund with a Class A sales charge.

If you’re investing $1 million or more in another Scudder fund, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced sales charges for other Scudder funds.

16

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00%
Fourth or fifth year	2.00%
Sixth year	1.00%
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

17

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

18

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	• Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

• Send it to us at the appropriate address, along with an investment check	• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• To set up regular investments from a bank checking account, call (800) 621-1048 or return your Automatic Investment Plan form along with your investment check to the appropriate address	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.scudder.com and register

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 210 West 10th Street, Kansas City, MO 64105-1614

Fax number: (800) 821-6234 (for exchanging and selling only)

19

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 24

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.scudder.com and log in	• Go to www.scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

20

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

21

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in “good order,” it will be processed at the next share price calculated.

22

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this fund and, accordingly, the Board of this fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

23

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks issued by credit card companies, or Internet-based companies or checks drawn on foreign banks.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

24

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner)

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege in another Scudder fund, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares in another Scudder fund with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

25

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate the net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors, a contingent deferred sales charge may be taken out of the proceeds (see “Choosing a Share Class”). As noted earlier, the fund seeks to maintain a stable $1.00 share price.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys and round the per share NAV to the nearest whole cent.

26

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts or if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or, in any case, where a fall in share price created the low balance)

27

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions by the fund of its net investment income are generally taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

28

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For federal income tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

29

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090. The fund’s SAI and shareholder reports are also available through the Scudder Web site.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

SCUDDER INVESTMENTS A Member of Deutsche Asset Management [LOGO]	SEC File Number: Scudder Cash Investment Trust 811-2613

SCUDDER PORTFOLIOS (the “Trust”)

Scudder Cash Reserves Fund (the “Fund”)

Class A, Class B, Class C and Class I

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2005

As Revised March 21, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, dated February 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and is also available along with other related materials, on the Securities and Exchange Commission’s Internet Web site at http://www.sec.gov.

The Annual Report to Shareholders for the year ended September 30, 2004, accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

As a matter of fundamental policy, the Fund may not:

1.	Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

4.	Engage in the business of underwriting securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Purchase physical commodities or contracts relating to physical commodities.

7.	Purchase or sell real estate, which term does not include securities or companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

With regard to Restriction #3, for purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on classifications utilized by ratings services, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs, special investment vehicles, hybrid, loan backed, fully supported and bond.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of non-fundamental policy, the Fund currently does not intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	lend portfolio securities in an amount greater than one-third of its total assets;

3.	invest more than 10% of net assets in illiquid securities; and

4.	invest more than 10% of total assets in non-affiliated registered investment companies.

2

If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Concentration. The Fund may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on the fund’s performance.

General Investment Objective and Policies

The Fund seeks maximum current income to the extent consistent with stability of principal from a portfolio of the following types of U.S. dollar-denominated money market instruments that mature in 397 days (about 13 months) or less:

1.	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities. The two broad categories of U.S. government debt instruments are (a) direct obligations of the U.S. Treasury and (b) securities issued or guaranteed by agencies and instrumentalities of the U.S. government. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the United States and others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury.

2.	Bank certificates of deposit, time deposits or bankers’ acceptances of foreign or U.S. banks having total assets in excess of $1 billion.

3.	Bank certificates of deposit, time deposits or bankers’ acceptances of U.S. branches of foreign banks having total assets in excess of $10 billion.

3

4.	Commercial paper rated Prime-1 or Prime-2 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 or A-2 by Standard & Poor’s Corporation (“S&P”), or commercial paper or notes issued by companies with an unsecured debt issue outstanding currently rated A or higher by Moody’s or S&P where the obligation is on the same or a higher level of priority as the rated issue, and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated A or higher by Moody’s or S&P, or another nationally recognized statistical rating organization.

To the extent the Fund purchases Eurodollar certificates of deposit issued by London branches of U.S. banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, possible restrictions on international currency transactions and regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“Mortgage-Backed Securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by Mortgage-Backed Securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed-time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks, foreign banks and of smaller banks. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Borrowing. The Fund will borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn

4

on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.

Subject to its investment objectives and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”), which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds

5

to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, such borrowings will comply with the Fund’s non-fundamental policies.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Maturity of the securities subject to repurchase may not exceed 397 calendar days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s or S&P.

6

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

Securities with Put Rights. The Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers and with commercial banks pursuant to a rule under the 1940 Act.

The right of the Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

7

The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. The actual put will be valued at zero in determining net asset value of the Fund. Where the Fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Fund will not be considered shortened by any put to which such obligation is subject.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

8

The government guarantee of the U.S. Government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of fund securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

Investment in Other Investment Companies. In accordance with applicable law, the Fund may invest its assets in other money market funds with comparable investment objectives. In general, the Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order SEC. As a shareholder of another money market fund, the Fund would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

9

MANAGEMENT OF THE FUND

Investment Advisor

DeIM, which is part of Deutsche Asset Management (DeAM), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. The Advisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees.

Pursuant to an investment management agreement (the “Agreement”) with the Trust, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

10

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund was approved by the Trustees on February 4, 2002, and became effective on April 5, 2002. The Agreement, last renewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” ), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

For the services and facilities furnished, the Fund pays an investment management fee, payable monthly, on a graduated basis at the following annual rates: 0.40% of the first $250 million of average daily net assets, 0.38% of the next $750 million, 0.35% of the next $1.5 billion, 0.32% of the next $2.5 billion, 0.30% of the next $2.5 billion, 0.28% of the next $2.5 billion, 0.26% of the next $2.5 billion, and 0.25% of average daily net assets over $12.5 billion. The investment management fees paid by the Fund for the fiscal years ended September 30, 2004, 2003 and 2002 were $1,310,325, $1,644,732 and $1,824,823 respectively.

Under its Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Trust with respect thereto.

Pursuant to a sub-administration agreement between the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

11

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the renewal of the Fund’s advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to an appropriate peer group; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds. The Board considered short-term and long-term performance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group for designated time periods (“Focus Funds”) and provides more frequent reports of steps to monitor and improve performance of the Focus Funds.

12

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered the Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Fund’s investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund. The Board noted that the investment management fee included seven breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. The Advisor’s code of ethics covers officers and directors, too. Trustees, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Class I shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement had an initial term

13

ending September 30, 2002. The Distribution Agreement, last approved by the Trustees on September 24, 2004, will continue in effect until September 30, 2005, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund’s shares. SDI receives no compensation from the Fund as principal underwriter for Class A shares. SDI receives compensation from the Fund as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in the Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plan

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Distribution Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. The Fund has adopted a plan pursuant to Rule 12b-1, that provides for shareholder and administrative services to the Fund on behalf of its Class A, B and C shareholders under the Fund’s Services Agreement with SDI (a “Rule 12b-1 Services Plan”). Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

14

The Rule 12b-1 Distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 Service plans provide compensation to SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from the Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Services Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

15

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund’s records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Trust, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

The Service Fee was as follows:

Fund	Fiscal Year	Class A	Class B	Class C
Scudder Cash Reserves Fund	2004	$387,903	$289,735	$151,500
	2003	$459,970	$411,701	$329,089
	2002	$534,013	$445,485	$183,012

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

	Compensation to Underwriter and Firms for Fiscal Year Ended 2004		Advertising, Sales, Literature and Promotional Materials	Other Distribution Expenses Paid by Underwriter for Fiscal Year Ended 2004

	12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI		Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Cash Reserves Fund
Class A	$387,903	$12,178	N/A	N/A	N/A	N/A	N/A
Class B	$289,735	$830,082	$191,733	$7,495	$36,808	$13,288	$967,500
Class C	$151,500	$16,633	$144,179	$5,578	$28,796	$9,929	$0

*	Interest imputed based on prime rate and cumulative difference between cash received and cash paid.

Certain trustees or officers of the Trust are also trustees or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

PORTFOLIO TRANSACTIONS

Brokerage

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer

16

has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

17

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and its independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting and administrative servicing functions to SSB. The costs and expenses of such delegation are borne by SFAC, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the “Custodian” or “SSB”), 225 Franklin Street, Boston, MA 02110, as custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

18

SSB is also the Fund’s transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, serves as “Shareholder Service Agent” of the Fund and, as such, performs all of SSB’s duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to SISC as follows: annual open account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, transaction and maintenance charges, an asset based fee of 0.05%, $5.00 new account fees and out-of-pocket reimbursement. For the Fund’s fiscal years ending September 30, 2002, September 30, 2003, and September 30, 2004, the amounts charged by SISC were $1,946,806, $1,654,100 and $1,278,391 of which $423,364, $201,557 and $75,098 was unpaid, respectively. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

The custodian’s fee may be reduced by certain earnings credits in favor of the Fund.

PORTFOLIO HOLDINGS

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in receiving the information sooner than 15 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

19

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, State Street Bank and Trust Company (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Wires. To purchase shares of the Fund and obtain the same day’s dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund’s transfer agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the “Exchange”) (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but you will not receive the dividend; in such cases, dividends commence on the next business day.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of the Fund is computed as of the close of regular trading (the “value time”) on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund seeks to maintain a net asset value of $1.00 per share. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

20

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Classes of Shares. As reflected in the prospectus, the Fund is primarily designed to serve as a money market fund alternative for investors purchasing Class A, Class B and Class C shares of other Scudder Funds and not as a stand alone money market fund. Thus, investors may consider purchasing shares of the Fund on exchange from a like class of another Scudder Fund, or as part of an asset allocation strategy across like class shares of several Scudder Funds. In addition, investors may consider purchasing shares of the Fund with the intention of gradually exchanging into like class shares of one or more Scudder Funds (e.g., using a strategy of “dollar cost” averaging). In

21

considering which class of the Fund is most appropriate, investors will want to consider with their financial advisor the overall structure of their investment program within the Scudder family and the role that the Fund will play as the money market fund alternative within that structure. Since Class A shares of the Fund are sold without a sale charge (although there may be a sales charge on exchange to Class A shares of other Scudder Funds) and have lower expenses than Class B and Class C shares, Class B and Class C shares of the Fund would not be appropriate as a stand alone investment that is not integrated into an investment program across like class shares of other Scudder Funds.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares of Scudder Funds. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested

22

each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later

23

the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year’s charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

As reflected in the prospectus, the CDSC would not apply to Class A shares of the Fund acquired directly but only to shares acquired on exchange from another Scudder Fund purchased under the Large Order NAV Purchase Privilege. To the extent that the CDSC may be applicable to certain Class A shares, the Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

24

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

25

Dividends

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends invested in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing dividends of the Fund in shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in the Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretations by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income gains that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

26

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

The Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “ reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to current U.S. withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e. the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

27

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Portfolios

The following table presents certain information regarding the Trustees and Officers of Scudder Cash Reserves Fund as of February 1, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

28

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	86

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	86

29

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999 - 2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		86

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86

Interested Trustee and Officers2

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen

William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

30

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Philip Gallo[4] (1962) Chief Compliance Officer 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

31

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[3]	Address: 280 Park Avenue, New York, New York 10017.
[4]	Address: 345 Park Avenue, New York, New York 10154.
[5]	Address: Two International Place, Boston, Massachusetts 02110.
[6]	Address: One South Street, Baltimore, Maryland 21202.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar, Shirley D. Peterson and William McClayton. The Nominating and Governance Committee held six meetings during calendar year 2004. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

32

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John G. Weithers (alternate). The Trust’s Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

Name of Trustee	Compensation From Scudder Cash Reserves Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$3,193	$0	$194,195
Lewis A. Burnham	$3,698	$0	$217,840
Donald L. Dunaway(1)	$3,662	$0	$212,925
James R. Edgar(2)	$3,060	$0	$171,820

33

Name of Trustee	Compensation From Scudder Cash Reserves Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
Paul K. Freeman	$3,390	$0	$190,635
Robert B. Hoffman	$3,173	$0	$185,550
William McClayton(3)	$0	$0	$0
Shirley D. Peterson(6)	$3,940	$0	$219,375
Robert H. Wadsworth(7)	$0	$0	$171,000
John G. Weithers	$3,090	$0	$173,260

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $5114.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $13,457.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 31 DeAM trusts/corporations comprised of 86 funds/portfolios. Mr. Wadsworth currently serves on the boards of 32 DeAM trusts/corporations comprised of 89 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

34

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

35

Name of Trustee	Dollar Range of Securities Owned in Scudder Cash Reserves Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman****	None	Over $100,000
Robert B. Hoffman	$1 - $10,000	Over $100,000
William McClayton***	None	$10,001 - $50,000
Shirley D. Peterson	None	Over $100,000
William N. Shiebler**	None	Over $100,000
Robert H. Wadsworth***	None	Over $100,000
John G. Weithers	Over $100,000	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2004, Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.
***	Newly appointed Trustees, as of December 30, 2004. Mr. Wadsworth owned over $100,000 in other funds within the Scudder Fund Complex.
****	Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

As of January 19, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of January 19, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

Fund and Class	Number of Shares	Percentage of Fund Shares	Name and Address of Beneficial Owner
Scudder Cash Reserves Fund	3,871,831.99	7.71%	RJD PSPT P/S PLAN RICHARD DEPAUL TRUSTEE FBO RJD PSPT PROFIT SHARING PLAN C/O RJD PSPT 19885 DETROIT RD # 234 ROCKY RIVER OH 44116-1815

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

36

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None
John G. Weithers		None

FUND ORGANIZATION

Organizational Description

The Fund is a series, or “Portfolio,” of Scudder Portfolios (“SP” or the “Trust”), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, pursuant to a reorganization, the Trust, succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, the Trust, was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Scudder Investment Portfolios, when the name became “Scudder Portfolios.” Prior to May 28, 1994, the Fund was known as the Money Market Portfolio. On February 1, 2001, the Fund’s name was changed from Kemper Cash Reserves Fund to Scudder Cash Reserves Fund.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C and Class I shares are offered.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it

37

is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed as provided in the Declaration of Trust or Bylaws.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

38

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FINANCIAL STATEMENTS

The financial statements together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2004, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

39

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 15th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of the Fund are:

Class A:	811195-403

Class B:	811195-502

Class C:	811195-601

Class I:	811195-700

The Fund has a fiscal year end of September 30.

The Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

40

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

41

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

42

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

43

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

44

Supplements to the currently effective prospectus of Scudder Cash Reserves Fund:

SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder Aggressive Growth Fund

Scudder Cash Reserves Fund

Scudder Development Fund

Scudder U.S. Treasury Money Fund

Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor for the above listed funds, is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below, the Acquired Funds on the left would be merging into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
Scudder Aggressive Growth Fund	Scudder Mid Cap Growth Fund

Scudder Cash Reserves Fund	Scudder Cash Investment Trust

Scudder Development Fund	Scudder Mid Cap Growth Fund

Scudder U.S. Treasury Money Fund	Treasury Money Fund Institutional

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

May 2, 2005

SMF-3655

SCUDDER

INVESTMENTS

Money Market Funds

Scudder Cash Reserves Fund

Supplement to the currently effective prospectus

The “Average Annual Total Returns” table for Class B shares has been corrected for 1 year and 5 years under “The Fund’s Performance History” section as follows:

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class A	0.35	2.01	3.32
Class B	-2.95	1.28	2.55
Class C	0.05	1.60	2.75

The table includes the effects of maximum sales loads.

Total returns for 2002, 2003 and 2004 would have been lower if operating expenses hadn’t been reduced.

Recent and any future declines in interest rate levels could cause the fund’s earnings to fall below the fund’s expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice.

Please Retain This Supplement for Future Reference

June 17, 2005

Supplements to the currently effective prospectus of Scudder Cash Investment Trust:

SCUDDER

INVESTMENTS

Scudder Cash Investment Trust

Supplement to the currently effective prospectus

The following replaces similar information in the fund’s prospectus under the heading “The Fund’s Main Investment Strategy”:

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security); are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Please Retain This Supplement for Future Reference

July 6, 2005

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

Item 16. Exhibits

(1)

(a)	Amended and Restated Declaration of Trust dated November 3, 1987 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Amendment to the Amended and Restated Declaration of Trust dated November 5, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	Establishment and Designation of Classes of Shares of Beneficial Interest dated April 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(d)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest dated April 29, 2005 is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(2)

(a)	By-Laws amended as of June 30, 1979 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Amendment to the By-Laws dated August 13, 1991 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	Amendment to the By-Laws dated November 12, 1991 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(d)	Amendment to the By-Laws, dated February 7, 2000 is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(e)	Amendment to the By-Laws, dated November 13, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(f)	Amendment to the By-Laws, dated December 10, 2002 is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(g)	Amendment to the By-Laws, dated September 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Articles V, VI, VII, VIII and IX and Sections 2.12, 2.13, 3.3, and 4.1of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Article XII Section C and Articles III, IX and XI of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated herein by reference to Post-Effective Amendment No. 34 Exhibit (d) to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Investment Management Agreement between the Registrant and Scudder Kemper Investments, Inc. dated September 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 40 Exhibit (d)(2) to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(7)

(a)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated September 7, 1998 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated May 8, 2000 is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(d)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc., dated September 30, 2002 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(8)	Not Applicable.

(9)

(a)	Custodian Contract with State Street Bank and Trust Company dated March 19, 1980 is incorporated herein by reference to Post-Effective amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Amendment to the Custodian Contract with State Street Bank and Trust Company dated August 11, 1987 is incorporated herein by reference to Post-Effective amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	Amendment to the Custodian Contract with Sate Street Bank and Trust Company dated August 9, 1988 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(d)	Amendment to the Custodian Contract with Sate Street Bank and Trust Company dated November 13, 1990 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(e)	Fee schedule for Exhibit (9)(a) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(f)	Subcustodian Agreement between State Street Bank and Trust Company and The Bank of New York, London office, dated March 27, 1979 and Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(g)	Amendment to Custodian Contract with State Street Bank and Trust Company dated February 8, 1999 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(h)	Amendment to Custodian Contract with State Street Bank and Trust Company dated November 17, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(i)	Custodian Agreement with State Street Bank and Trust Company dated April 2004 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(10)

(a)	Rule 12b-1 Plan(s) for Scudder Cash Investment Trust Class A, Class B and Class C Shares dated September 19, 2005 is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos, 2-55166 and 811-2613).

(b)	Amended and Restated Rule 18F-3 Plan with respect to Scudder Cash Investment Trust is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(11)	Opinion of Ropes & Gray LLP, including consent, is filed herein as Exhibit 11.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, including consent, is filed herein as Exhibit 12.

(13)

(a)	Transfer Agency and Service Agreement with Scudder Service Corporation dated October 2, 1989 incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(b)	Fee schedule for Exhibit (13)(a) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(c)	COMPASS Service Agreement with Scudder Trust Company dated October 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(d)	Fee schedule for Exhibit (13)(c) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(e)	Shareholder Services Agreement with Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(f)	Fund Accounting Services Agreement between the Registrant and Scudder Fund Accounting Corporation dated August 1, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(g)	Administrative Agreement between the Registrant and Scudder Kemper Investments, Inc. dated September 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(h)	Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc. dated December 29, 2000 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(i)	Amendment No. 1 to the Transfer Agency and Service Agreement with Scudder Service Corporation, dated June 11, 2002 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-55166 and 811-2613).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Cash Investment Trust, is filed herein as Exhibit 14(a).

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder Cash Reserves Fund, is filed herein as Exhibit 14(b).

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Form of Letters of Indemnity is filed herein as Exhibit 17.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of July, 2005.

SCUDDER CASH INVESTMENT TRUST

By:	/s/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ PAUL SCHUBERT Paul Schubert	Chief Financial Officer	July 29, 2005

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Trustee	July 29, 2005

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Trustee	July 29, 2005

/S/ KEITH R. FOX Keith R. Fox*	Trustee	July 29, 2005

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Trustee	July 29, 2005

/S/ CARL W. VOGT Carl W. Vogt*	Trustee	July 29, 2005

Signature	Title	Date
/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	July 29, 2005

* By:	/s/ JOHN MILLETTE
John Millette** Vice President and Secretary Dated July 29, 2005
**	Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

Exhibit Index

(11)	Opinion of Ropes & Gray LLP – Exhibit 11

(12)	Form of Opinion of Willkie Farr & Gallagher LLP – Exhibit 12

(14)(a)	Consent of PricewaterhouseCoopers LLP – Exhibit 14(a)

(14)(b)	Consent of Ernst & Young LLP – Exhibit 14(b)

(16)	Power of Attorney – Exhibit 16

(17)	Form of Letters of Indemnity – Exhibit 17